REORGANIZATION AGREEMENT

         REORGANIZATION AGREEMENT dated June 17, 1998 between Summit Bancorp., a New Jersey business corporation ("Summit"), and NSS Bancorp, Inc., a Connecticut business corporation ("NSS").

                              W I T N E S S E T H :

         WHEREAS, the respective boards of directors of Summit and NSS deem it advisable and in the best interests of their respective shareholders to adopt a plan of reorganization in accordance with the provisions of Section 368 of the Internal Revenue Code of 1986, as amended ( "Code") providing for the acquisition of NSS by Summit on the terms and conditions provided for in this Reorganization Agreement ("Agreement");

         WHEREAS, the Board of Directors of Summit and NSS have each determined that the reorganization contemplated by this Agreement ("Reorganization") is consistent with, and in furtherance of, their respective business strategies and goals;

         WHEREAS, Summit and NSS intend on the day after the date of this Agreement and in consideration of this Agreement to enter into the Stock Option Agreement ("Option Agreement") attached hereto as Exhibit B; and

         WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Reorganization and also to prescribe certain other terms and conditions of the Reorganization.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Option Agreement, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.

                               GENERAL PROVISIONS

         Section 1.01.     The Reorganization.

         (a) Upon the terms and  subject  to the  conditions  contained  in this
Agreement,   at  the  Effective   Time  (as  defined  at  Section   1.06),   the
Reorganization shall be effected as follows:

                  (1) NSS shall be merged with and into Summit pursuant to and in accordance with the provisions of, and with the effect provided in, the New Jersey Business Corporation Act, as amended ("New Jersey Act") and the Connecticut Business Corporation Act, as amended ("Connecticut Act");

                  (2) NSS shall be merged into a wholly owned subsidiary of Summit or a wholly owned subsidiary of Summit shall be merged into NSS, in either case pursuant to and in accordance with the provisions of, and with the effect provided in, the corporate law of the jurisdiction of

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incorporation  of the surviving  corporation  in such merger (such  wholly-owned subsidiary of Summit being referred to herein as "SummitSub"); or

                  (3) Summit Stock (as defined at Section 1.02 below) shall be exchanged for NSS Stock (as defined at Section 1.03(a)(1) below) pursuant to and in accordance with the provisions of, and with the effect provided in, the Connecticut Act.

         (b) Summit shall prior to the Effective Time elect the method for carrying out the Reorganization from among those methods set forth at Section 1.01(a).

         (c) In the event Summit elects to carry out the Reorganization by a merger provided for in Section 1.01(a)(2) above, Summit shall (i) cause SummitSub to approve, execute and deliver this Agreement, (ii) approve this Agreement as the sole shareholder of SummitSub, (iii) and cause SummitSub to take all actions appropriate to accomplish the Reorganization and the other transactions contemplated by this Agreement.

         Section 1.02. Capital Stock of Summit. All shares of the capital stock of Summit issued or issued and outstanding immediately prior to the Effective Time, including the Common Stock, par value $.80 per share, of Summit and the rights attached thereto ("Summit Rights") pursuant to the Rights Agreement dated as of August 16, 1989 between Summit and First Chicago Trust Company of New York, as Rights Agent ("Summit Rights Agreement") (references to "Summit Stock" herein shall mean the Common Stock of Summit with Summit Rights attached thereto), shall be unaffected by the Reorganization and shall remain issued or issued and outstanding, as the case may be, immediately thereafter.

         Section 1.03.     Terms of Conversion of NSS Capital Stock.

         (a) At the Effective Time, by virtue of the Reorganization and without any action on the part of any shareholder of NSS:

                  (1) All shares of the Common Stock, par value $.01 per share, of NSS and the rights attached thereto ("NSS Rights") pursuant to the Rights Agreement dated as of May 10, 1996 between NSS and ChaseMellon Shareholder
Services, LLC, as Rights Agent ("NSS Rights Agreement") (references to "NSS Stock" herein shall mean the Common Stock of NSS with NSS Rights attached thereto) which immediately prior to the Effective Time are beneficially owned either directly, or indirectly through a bank, broker or other nominee, by Summit or a subsidiary of Summit or by NSS or a subsidiary of NSS (other than NSS Stock held as a result of foreclosures or debts previously contracted), if any, or held in the treasury of NSS, if any, shall be canceled and retired and no cash, securities or other consideration shall be payable or paid or delivered under this Agreement in exchange for such NSS Stock; and

                  (2) Subject to Section 1.03(a)(1), outstanding shares of NSS Stock held as of the Effective Time by each NSS Shareholder (as defined at Section 1.07(c) below) shall be converted into the right to receive whole shares of Summit Stock and cash in lieu of fractional shares of Summit Stock as follows: the aggregate number of shares of NSS Stock held by each NSS Shareholder shall be multiplied by the Exchange Ratio (as defined at Section 1.03(c) below) and (i) the number of whole shares of Summit Stock that a NSS Shareholder shall become entitled to receive pursuant to this Section 1.03(a)(2) shall equal the whole number resulting from the foregoing multiplication, and
(ii) the cash in lieu of a fractional share of Summit Stock ("Cash In Lieu Amount") a NSS Shareholder shall become entitled to receive pursuant to this
Section 1.03(a)(2) shall equal the

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product  obtained by  multiplying  the fraction,  if any, which results from the foregoing multiplication by the closing price of one share of Summit Stock on the New York Stock Exchange ("NYSE") Composite Transactions List (as reported in The Wall Street Journal or, in the absence thereof, as reported by another authoritative source mutually agreed upon by NSS and Summit) on the last trading day ending prior to the Effective Time. (The shares of Summit Stock issuable in accordance with this Section 1.03(a)(2) are sometimes referred to herein as the
"Shares").   (The  Shares  and  any  Cash  In  Lieu   Amounts   payable  in  the
Reorganization,  both  adjusted as and if necessary in  accordance  with Section
1.03(b)   below,   are  sometimes   collectively   referred  to  herein  as  the
"Reorganization Consideration").

         (b) In the event that, from the date hereof to the Effective Time, the outstanding Summit Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or there occur other like changes in the outstanding shares of Summit Stock ("Capital Change"), the Exchange Ratio and, if necessary, the form and amount of Summit capital stock issuable in the Reorganization in exchange for NSS Stock shall be appropriately adjusted to give effect to the Capital Change.

         (c) The "Exchange Ratio" is hereby defined to be one and two hundred thirty-two thousandths (1.232), adjusted as and if necessary in accordance with
Section 1.03(b).

         Section 1.04. Reservation of Summit Stock; Issuance of Shares Pursuant to the Reorganization. Summit shall reserve and make available for issuance to holders of NSS Stock in connection with the Reorganization, on the terms and subject to the conditions of this Agreement, sufficient shares of Summit Stock to effect the conversion contemplated by Section 1.03 and related terms of this Agreement, which shares, when issued and delivered, will be duly authorized, legally and validly issued, fully paid and non-assessable and subject to no preemptive rights. Upon the terms and subject to the conditions of this Agreement, particularly Sections 1.03 and 1.07, Summit shall issue the Shares upon the effectiveness of the Reorganization to NSS Shareholders.

         Section 1.05. Exchange Agent Arrangements. Prior to the Effective Time, Summit shall appoint First Chicago Trust Company of New York, or another entity reasonably satisfactory to NSS, as the exchange agent ("Exchange Agent") responsible for exchanging, in connection with and upon consummation of the Reorganization and subject to Sections 1.03 and 1.07, certificates representing whole shares of Summit Stock ("Summit Certificates") and Cash In Lieu Amounts for certificates representing shares of NSS Stock ("NSS Certificates") and Summit shall deliver to the Exchange Agent sufficient Summit Certificates and cash as shall be required to satisfy Summit's obligations to NSS Shareholders under Section 1.07(c), prior to the time such obligations arise.

         Section 1.06.     Effective Time.

         (a) The Reorganization shall be effective at the time and date ("Effective Time") specified in such of the following as shall be applicable:

                  (1) if the  Reorganization  is a merger  pursuant  to Sections
1.01(a)(1)  or  (2),  the  time  and  date  specified  in  the   certificate  or
certificates of merger required to be filed with the jurisdiction or jurisdictions of incorporation of each of the constituent corporations to the merger, which time and date shall be identical in the event two certificates of merger are required; and

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                  (2) if the  Reorganization  is an exchange pursuant to Section
1.01(a)(3), the time and date specified in the certificate of exchange required to be filed by the Connecticut Act.

         (b) The certificate or certificates of merger or certificate of exchange determined to be applicable to the Reorganization in accordance with
Section 1.06(a) is (are collectively) referred to in this Agreement as the Reorganization Certificate.

         (c) In the event the corporate law of the jurisdiction in which a Reorganization Certificate is required to be filed requires that the Reorganization Certificate set forth, as the case may be in accordance with Summit's election pursuant to Section 1.01(a), a "plan of merger" or a "plan of share exchange", or that one of such plans be attached thereto, then:

                  (1) If Summit has elected a method for carrying out the Reorganization provided for at Section 1.01(a)(1) or Section 1.01(a)(3), Summit shall revise the title of this Agreement where it appears herein to, as appropriate in accordance with the election made by Summit, "Agreement and Plan of Merger" or "Agreement and Plan of Share Exchange" and shall attach a copy of this Agreement so revised to such Reorganization Certificate in satisfaction of the relevant corporate law requirement; or

                  (2) If Summit has elected to carry out the Reorganization by a merger provided for at Section 1.01(a)(2), Summit shall attach a "plan of merger"to this Agreement as Exhibit A and such Exhibit A shall constitute a part of this Agreement as fully as if attached hereto on the date hereof and Summit shall include such plan in the Reorganization Certificate in satisfaction of the relevant corporate law requirement. "Plan of merger" for purposes of this
Section 1.06(c)(2) means a plan of merger (i) dated as of the date hereof, (ii) meeting the minimum requirements of the corporate laws which require a plan of merger as part of the Reorganization Certificate, and (iii) containing terms and conditions consistent in all material respects to the terms and conditions contained in this Article I, including where appropriate provisions governing SummitSub's role in such merger, and such other terms and conditions as Summit shall determine in its discretion to be desirable, including terms and conditions governing certificates or articles of incorporation and amendments thereto or restatements thereof, by-laws and amendments thereto, and directors and officers of the corporation surviving the merger; provided, however, that no such other term or condition shall (x) alter or change the amount or kind of consideration to be received by Shareholders of NSS as provided for in this Agreement, (y) adversely affect the tax treatment of the Reorganization Consideration (as defined in Section 1.03(a)(2) below) to be received by Shareholders of NSS or (z) materially impede or delay consummation of the transactions contemplated by this Agreement.

         Section 1.07.     Exchange of NSS Certificates.

         (a) After the Effective Time and subject to Section 1.07(c) below, each NSS Shareholder (except as provided otherwise in Section 1.03(a)(1) above), upon surrender to the Exchange Agent of all NSS Certificates registered to the NSS Shareholder, shall be entitled to receive in exchange therefor a Summit Certificate representing the number of whole shares of Summit Stock such NSS Shareholder becomes entitled to receive pursuant to Section 1.03(a)(2) and the Cash In Lieu Amount, payable by check, such NSS Shareholder may become entitled to receive pursuant to Section 1.03(a)(2); provided, however, that a NSS Affiliate (as defined at Section 4.11) shall not become entitled to exchange NSS Certificates for the Reorganization Consideration as described in this Section 1.07(a) until such time as Summit shall have received from the particular NSS Affiliate an executed Affiliate Agreement (as defined at Section 4.11). Until so surrendered, outstanding NSS Certificates held by each NSS Shareholder, other than NSS certificates governed by Section

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

1.03(a)(1), shall be deemed for all purposes (other than as provided below with respect to unsurrendered NSS Certificates and Summit's right to refuse payment of dividends or other distributions, if any, in respect of Summit Stock) to represent only the right to receive the number of whole shares of Summit Stock and the Cash In Lieu Amount, if any, determined in accordance with Section 1.03(a)(2). Until so surrendered, Summit may, at its option, refuse to pay to the holders of the unsurrendered NSS Certificates dividends or other distributions, if any, on Summit Stock declared after the Effective Time; provided, however, that upon the surrender and exchange of NSS Certificates following a dividend or other distribution on Summit Stock there shall be paid to such NSS Shareholders the amount, without interest, of dividends and other distributions, if any, which became payable prior thereto but which were not paid.

         (b) Holders of NSS Certificates as of the Effective Time shall cease to be, and shall have no further rights as, shareholders of NSS.

         (c) As promptly as practicable, but in no event more than 10 days, after the Exchange Agent receives an accurate and complete list of all holders of record of outstanding NSS Stock as of the Effective Time ("NSS Shareholders") (including the address and social security number of and the number of shares of NSS Stock held by each NSS Shareholder) from NSS ("Final Shareholder List"), Summit shall cause the Exchange Agent to send to each NSS Shareholder instructions and transmittal materials for use in surrendering and exchanging NSS Certificates for the Reorganization Consideration. If NSS Certificates are properly presented to the Exchange Agent (with proper presentation including satisfaction of all requirements of the letter of transmittal), Summit shall as soon as practicable, but in no event more than 10 days, after the later to occur of such presentment or the receipt by the Exchange Agent of an accurate and complete Final Shareholder List from NSS cause the Exchange Agent to cancel and exchange NSS Certificates for Summit Certificates and Cash In Lieu Amounts, if any; provided, however, that if the Exchange Agent, in order to satisfy its obligations under the Code with respect to the reporting of dividend income to former shareholders of NSS, must suspend the exchange process provided for in the second sentence of this Section 1.07(c) in order to preserve and report the required reporting information, the 10-day exchange requirement shall be extended 5 business days for exchanges being processed by the Exchange Agent at the commencement of, or which are received during, the period of the suspension.

         (d) At and after the Effective Time there shall be no transfers on the stock transfer books of NSS of the shares of NSS Stock which were outstanding immediately prior to the Effective Time.

         Section 1.08. Restated Certificate of Incorporation and By-Laws. In the event the method of Reorganization set forth at Section 1.01(a)(1) is elected by
Summit:

         (a) the Restated Certificate of Incorporation of Summit in effect immediately prior to the Effective Time shall be the Restated Certificate of Incorporation of the surviving corporation in such merger ("Surviving Corporation"), except as duly amended thereafter and except to the extent such is deemed by law to be affected by the Reorganization Certificate; and

         (b) the By-Laws of Summit in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation, except as duly amended thereafter.

         Section 1.09. Board of Directors and Officers. In the event the method of Reorganization set forth at Section 1.01(a)(1) is elected by Summit:

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         (a) the Board of Directors of the Surviving  Corporation  shall consist of the members of the Board of Directors of Summit at the Effective Time; and

         (b) the officers of the Surviving Corporation shall consist of the officers of Summit at the Effective Time. Such directors and officers shall serve as such for the terms prescribed in the Restated Certificate of Incorporation and By-Laws of Summit, or as otherwise provided by law or until their earlier deaths, resignation or removal.

         Section 1.10.     NSS Stock Options.

         (a) At the Effective Time, each NSS Option (as defined in Section 1.10(b) below) shall be deemed to constitute, and shall automatically be converted at the Exchange Ratio into, options to purchase Summit Stock ("Converted Options") and each Converted Option shall be administered in all material respects in accordance with the terms and conditions provided for in the NSS Stock Compensation Plan under which the related NSS Option was granted and the stock option agreement by which it was evidenced. The number of shares of Summit Stock which may be purchased upon exercise of a particular Converted Option shall be the number of shares of NSS Stock which would have been issuable upon exercise in full of the related NSS Option multiplied by the Exchange Ratio and rounded down to the nearest whole number ("Converted Number"). The exercise price per share of Summit Stock purchasable upon exercise of a Converted Option shall equal the aggregate exercise price that would have been payable upon an exercise in full of the related NSS Option divided by the Converted Number and rounded up to the nearest ten-thousandth decimal place. In the event a Capital Change shall occur prior to the Effective Time, an appropriate adjustment shall be made to the terms of the NSS Options at the time of the foregoing conversion so that Converted Options give effect to the Capital Change. Within 45 days after the receipt by Summit of an accurate and complete list of all holders of NSS Options, all information about the NSS Options and the holders thereof (including the address and social security number of each such holder and a description of the NSS Options held by such holder specifying, at a minimum, the plan under which issued, type (incentive or nonqualified), grant date, expiration date, exercise price and the number of shares of NSS Stock subject thereto) and copies of each form of option agreement, warrant agreement or letter agreement entered into between NSS and a holder of a NSS Option (all of the foregoing being collectively referred to as the "Final Option List and Materials"), Summit shall issue to the holders of such NSS Options appropriate instruments confirming the rights of such holders with respect to Summit Stock, on the terms and conditions provided by this Section 1.10, upon surrender of the outstanding instruments representing such NSS Options; provided, however, that Summit shall not be obligated to issue any such confirming instruments which relate to the issuance of Summit Stock, or issue any shares of Summit Stock, until such time as the shares of Summit Stock issuable upon exercise of Converted Options shall have been registered with the Securities and Exchange Commission (the "SEC") pursuant to an effective registration statement and authorized for listing on the NYSE and for sale by any appropriate state securities regulators, which such registrations and authorizations Summit shall use its best efforts to effect within 30 days after NSS shall have delivered to Summit the Final Option List and Materials. Summit shall use its best efforts to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Converted Options remain outstanding. Summit shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Summit Stock for delivery upon exercise of Converted Options. Notwithstanding anything in the foregoing to the contrary, NSS Options intended to qualify as "incentive stock options" under the Code shall be converted into Converted Options in a manner consistent with the preservation of such qualification under the Code.

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         (b) For purposes of this Section 1.10,  "NSS Option" is hereby  defined to mean an option relating to the purchase of NSS Stock, and any rights appurtenant thereto including Equity Based Rights (as defined at Section 2.01(d)(2) below), granted under a NSS Stock Compensation Plan (as defined at
Section 2.01(d)(3) below), outstanding both on the date hereof and at the Effective Time.

         Section 1.11. Additional Actions. If, at any time after the Effective Time, the surviving corporation to any of the mergers contemplated by Sections 1.01(a)(1) or (2) shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in such surviving corporation its right, title or interest in, to or under any of the rights, properties or assets of the nonsurviving corporation or otherwise to carry out this Agreement, the officers and directors of the surviving corporation shall be authorized to execute and deliver, in the name and on behalf of the nonsurviving corporation or otherwise, all such deeds, bills of sale, assignments and assurances and to take, in the name and on behalf of the nonsurviving corporation, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the surviving corporation or otherwise to carry out this Agreement.

         Section 1.12. Unclaimed Reorganization Consideration. If, upon the expiration of one year following the Effective Time, Reorganization Consideration remains with the Exchange Agent due to the failure of NSS Shareholders to surrender and exchange NSS Certificates for Reorganization Consideration, Summit may, at its election, continue to retain the Exchange Agent for purposes of the surrender and exchange of NSS Certificates or take possession of such unclaimed Reorganization Consideration, in which such latter case, NSS Shareholders who have theretofore failed to surrender and exchange NSS Certificates shall thereafter look only to Summit for payment of the Reorganization Consideration and the unpaid dividends and distributions on the Summit Stock declared after the Effective Time, without any interest thereon. Notwithstanding the foregoing, none of Summit, NSS, the Exchange Agent or any other person shall be liable to any former holder of shares of NSS Stock for any property properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

         Section 1.13. Lost NSS Certificates. In the event any NSS Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such NSS Certificate to be lost, stolen or destroyed and the posting by such person of a bond in such amount as Summit may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such NSS Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed NSS Certificate the Reorganization Consideration deliverable in respect thereof pursuant to this Agreement.

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                                   ARTICLE II.

                      REPRESENTATIONS AND WARRANTIES OF NSS

         NSS represents and warrants to Summit as follows (where an item required to be disclosed on a NSS Schedule is required to be disclosed on one or more additional NSS Schedules, or where a copy of an item required to be attached to a NSS Schedule is required to be attached to one or more additional NSS Schedules, such disclosure or copy need not be provided on more than one NSS Schedule provided the NSS Schedules with respect to which the disclosure or copy is required but not provided contain a cross reference to the location of the required disclosure or copy in the NSS Schedules which is clear and unambiguous):

         Section 2.01.     Organization, Capital Stock.

         (a) Each of NSS and its nonbank subsidiaries, including the nonbank subsidiaries of bank subsidiaries (the term "subsidiary", as used in this Agreement, shall mean any corporation or other organization of which 10% or more of the shares or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or other group performing similar functions with respect to such corporation or other organization is directly or indirectly owned; the term "indirect" ownership means ownership through a succession of one or more other subsidiaries), all of which are listed, together with their respective states of incorporation and direct and indirect beneficial owners, on NSS Schedule 2.01(a), is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, qualified to transact business under the laws of all jurisdictions where the failure to be so qualified would be likely to have a material adverse effect on
(i) the business, results of operations, assets or financial condition of NSS and its subsidiaries, on a consolidated basis, or (ii) the ability of NSS to perform its obligations under, and to consummate the transactions contemplated by, this Agreement ("NSS Material Adverse Effect"). However, a NSS Material Adverse Effect or NSS Material Adverse Change (as defined at Section 2.03 below) will not include a change resulting from a change in law, rule, regulation, generally accepted or regulatory accounting principle or other matter affecting banking institutions or their holding companies generally or from charges or expenses incident to the Reorganization. Each of NSS and its nonbank subsidiaries has all corporate power and authority and all material licenses, franchises, certificates, permits and other governmental authorizations which are legally required to own and lease its properties and assets, to occupy its premises and to engage in its business and activities as presently engaged in, and each has complied in all material respects with all applicable laws, regulations and orders.

         (b) NSS is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("BHCA").

         (c) NSS or one of its subsidiaries is the holder and beneficial owner of all of the outstanding capital stock of all of NSS's direct and indirect nonbank subsidiaries.

         (d) (1) The authorized capital stock of NSS consists of 7,000,000 shares of Common Stock, par value $0.01 per share, with the NSS Rights attached thereto pursuant to the NSS Rights Agreement, of which 2,485,571 shares are issued and outstanding, and 500,000 shares of Preferred Stock, par value $0.01 per share, of which no shares are issued or outstanding and 2,485 shares of Series A Junior Participating Preferred Stock are reserved for issuance. All issued and outstanding shares of the capital stock of NSS and of each of its nonbank subsidiaries have been fully paid, were duly authorized and validly issued, are nonassessable and have been issued pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an appropriate exemption from registration under the Securities Act and were not issued in violation of the preemptive rights of any shareholder.

                  (2) Except as set forth in Section 2.01(d)(1), all Equity Securities of NSS and its nonbank subsidiaries outstanding, in existence, the subject of an agreement or reserved for issuance ("Current Equity Securities"), and all rights or entitlements appurtenant to, based upon, derived from or valued based on the performance or value of Equity Securities of NSS outstanding, in existence, the subject of an agreement or reserved for issuance ("Equity Based Rights") are listed on NSS Schedule 2.01(d)(2) and all significant information relating to such Current Equity Securities and Equity Based Rights is listed on NSS Schedule 2.01(d)(2) including without limitation, where applicable, name of holder, address and relationship to NSS if not an employee of NSS or a subsidiary, date of grant, award or issuance, expiration dates, vesting dates, the NSS Stock Plan (as defined in Section 2.01(d)(3) below) under which granted, awarded or issued, any intended qualification or nonqualification or other status under the Code, those Current Equity Securities or Equity Based Rights granted in tandem with other Current Equity Securities or Equity Based Rights, exercise price, number of shares, valuation formula and performance goals. All Current Equity Securities have been (to the extent such is capital stock or similar equity interest) fully paid, were duly authorized and validly issued, are (to the extent such is capital stock or similar equity interest) nonassessable and have been issued pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration under the Securities Act and were not issued in violation of the preemptive rights of any shareholder.

                  (3) All contracts, plans and arrangements, whether oral or written or formal or informal, pursuant to which Current Equity Securities or Equity Based Rights were granted, awarded or issued or which provide for the granting, awarding or issuance of Equity Securities or Equity Based Rights or are relevant in any fashion to Current Equity Securities or Equity Based Rights ("NSS Stock Plan") are listed in and appended in their entirety (including any amendments) to NSS Schedule 2.01(d)(3). All NSS Stock Plans constituting a compensatory contract, plan or arrangement ("NSS Stock Compensation Plan"), including all amendments thereto, have been duly approved by the shareholders of NSS and such approvals have been obtained in compliance with all applicable laws and all applicable regulations of governmental or self-regulatory authorities.

                  (4) "Equity Securities" of an issuer means (i) the capital stock or other equity securities or equity interests of such issuer, (ii) options, warrants, scrip, interests in, rights (including preemptive rights) to subscribe to, purchase or acquire, calls on or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, capital stock or other equity securities or equity interests or any security or right convertible into or exchangeable for the capital stock or other equity security or equity interests of such issuer, and (iii) contracts, commitments, obligations, agreements, understandings or arrangements entitling anyone to acquire from the issuer, or by which such issuer is or may become bound to issue, capital stock or other equity security or equity interest or any security or right convertible into or exchangeable for the capital stock or other equity security or equity interest of such issuer.

         (e) NSS owns no bank subsidiary other than the NSS Bank ("Bank") ("bank" is hereby defined to include commercial banks, savings banks, private banks, trust companies, savings and loan associations, building and loan associations and similar institutions receiving deposits and making loans). Bank is a bank duly organized, validly existing, and in good standing under the jurisdiction of its organization and is qualified to transact business under the laws of all jurisdictions where the failure to be so qualified would be likely to have a NSS Material Adverse Effect. Bank is duly authorized to conduct all activities and exercise all powers of a capital stock savings bank contemplated by the laws of Connecticut. Bank is an insured bank as defined in the Federal Deposit Insurance Act and has all corporate power and authority and all material licenses, franchises, certificates, permits and other governmental authorizations which are legally required to own and lease its properties and assets, to occupy its premises, and to engage in its business and activities as presently engaged in, and has complied in all material respects with all applicable laws, regulations and orders.

         (f) The authorized and outstanding capital stock of Bank is as set forth on NSS Schedule 2.01(f). NSS is the holder and beneficial owner of all of the issued and outstanding Equity Securities of Bank. All issued and outstanding shares of the capital stock of Bank have been fully paid, were duly authorized and validly issued, are non-assessable, and were not issued in violation of the preemptive rights of any shareholder. All Equity Securities of Bank outstanding, in existence, the subject of an agreement or reserved for issuance are described in all material respects on NSS Schedule 2.01(f).

         (g) All Equity Securities of its direct and indirect subsidiaries beneficially owned by NSS or a subsidiary of NSS are held free and clear of any claims, liens, encumbrances or security interests.

         Section 2.02. Financial Statements. The financial statements (and related notes and schedules thereto) contained in or incorporated by reference into NSS's (a) annual report to shareholders for the fiscal year ended December 31, 1997, (b) annual report on Form 10-K filed pursuant to the Securities
Exchange Act of 1934, as amended ("Exchange Act") for the fiscal year ended December 31, 1997 and (c) the quarterly report on Form 10-Q filed pursuant to the Exchange Act for the fiscal quarter ended March 31, 1998 (the "NSS Financial Statements") are true and correct in all material respects as of their respective dates and each fairly presents (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount), in accordance with generally accepted accounting principles, the consolidated statements of condition, income, changes in stockholders' equity and cash flows of NSS and its subsidiaries at its respective date and for the period to which it relates, except as may otherwise be described therein and except that, in the case of unaudited statements, no consolidated statements of changes in stockholders' equity are included. The NSS Financial Statements do not, as of the dates thereof, include any material asset or omit any material liability, absolute or contingent, or other fact, the inclusion or omission of which renders the NSS Financial Statements, in light of the circumstances under which they were made, misleading in any respect.

         Section 2.03. No Conflicts. Except as set forth on NSS Schedule 2.03, NSS and each of its subsidiaries is not in violation or breach of or default under, and has received no notice of violation, breach, revocation or threatened or contemplated revocation of or default or denial of approval under, nor will the execution, delivery and performance of this Agreement by NSS, or the consummation of the transactions contemplated hereby including the Reorganization by NSS upon the terms provided herein (assuming receipt of the Required Consents, as that term is defined in Section 4.01), violate, conflict with, result in the breach of, constitute a default under, give rise to a claim or right of termination, cancellation, revocation of, or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the material rights, permits, licenses, assets or properties of NSS or any of its subsidiaries or upon any of the Equity Securities of NSS or any of its subsidiaries, or constitute an event which could, with the lapse of time, action or inaction by NSS or any of its subsidiaries or a third party, or the giving of notice and failure to cure, result in any of the foregoing, under any of the terms, conditions or provisions, as the case may be, of:

         (i) the Certificate of Incorporation or the By-Laws of NSS or any of its subsidiaries;

         (ii) any applicable law, statute, rule, ruling, determination, ordinance or regulation of or agreement with any governmental or regulatory authority;

         (iii) any judgment, order, writ, award, injunction or decree of any court or other governmental authority; or

         (iv) any material note, bond, mortgage, indenture, lease, policy of insurance or indemnity, license, contract, agreement or other instrument;

to which NSS or any of its subsidiaries is a party or by which NSS or any of its subsidiaries or any of their assets or properties are bound or committed, the consequences of which individually or in the aggregate would be likely to result in a material adverse change in the business, results of operations, assets or financial condition of NSS and its subsidiaries, on a consolidated basis, from that reflected in the NSS Financial Statements as of and for the three months ended March 31, 1998 ("NSS Material Adverse Change"), or enable any person to enjoin the transactions contemplated hereby.

         Section 2.04. Absence of Undisclosed Liabilities. NSS and its subsidiaries have no liabilities, whether contingent or absolute, direct or indirect, matured or unmatured (including but not limited to liabilities for federal, state and local taxes, penalties, assessments, lawsuits or claims against NSS or any of its subsidiaries), and no loss contingency (as defined in Statement of Financial Accounting Standards No. 5), other than (a) those reflected in the NSS Financial Statements or disclosed in the notes thereto, (b) commitments made by NSS or any of its subsidiaries in the ordinary course of its business which are not in the aggregate material to NSS and its subsidiaries, on a consolidated basis, and (c) liabilities arising in the ordinary course of its business since March 31, 1998, which are not in the aggregate material to NSS and its subsidiaries, on a consolidated basis. Other than as may be set forth on NSS Schedule 2.04, neither NSS nor any of its subsidiaries has, since March 31, 1998, become obligated on any debt due in more than one year from the date of this Agreement in excess of $100,000, other than intra-corporate debt and deposits received, repurchase agreements and borrowings from the Federal Home Loan Bank of Boston entered into in the ordinary course of business.

         Section 2.05. Absence of Litigation; Agreements with Bank Regulators. There is no outstanding order, injunction or decree of any court or governmental or self-regulatory body against or affecting NSS or any of its subsidiaries which materially and adversely affects NSS and its subsidiaries, on a consolidated basis, and there are no actions, arbitrations, claims, charges, suits, investigations or proceedings (formal or informal) material to NSS and its subsidiaries, on a consolidated basis, pending or, to NSS's knowledge, threatened, against or involving NSS or any of its subsidiaries or their officers or directors (in their capacity as such) in law or equity or before any court, panel or governmental agency, except as may be disclosed in the Forms 10-K and 10-Q of NSS referred to in Section 2.02. Neither Bank nor NSS is a party to any agreement or memorandum of understanding with, or is a party to any commitment letter to, or has submitted a board of directors resolution or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any governmental or regulatory authority which restricts materially the conduct of its business, or in any manner relates to material statutory or regulatory noncompliance discovered in any regulatory examinations, its capital adequacy, its credit or reserve policies or its management. Neither Bank nor NSS has been advised by any governmental or regulatory authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any of the foregoing. Neither Bank nor NSS has failed to resolve to the satisfaction of the applicable regulatory agency any significant deficiencies cited by any such agency in its most recently completed examination of each aspect of Bank's and of NSS's business nor has Bank or NSS been advised of any significant deficiencies by any such agency in connection with any current examination of Bank or of NSS by any such agency.

         Section 2.06. Brokers' Fees. NSS has entered into this Agreement with Summit as a result of direct negotiations without the assistance or efforts of any finder, broker, financial advisor or investment banker, other than Sandler O'Neill & Partners, L.P. ("Sandler O'Neill"). NSS Schedule 2.06 consists of true and complete copies of all agreements between NSS and Sandler O'Neill with respect to the transactions contemplated by this Agreement or similar transactions.

         Section 2.07. Regulatory Filings. At the time of filing, all filings made by NSS and its subsidiaries after December 31, 1992 with the SEC and the appropriate bank regulatory authorities do not or did not contain any untrue statement of a material fact and do not or did not omit to state any material fact required to be stated herein or therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. To the extent such filings were subject to the Securities Act or Exchange Act, such filings complied in all material respects with the Securities Act or Exchange Act, as appropriate, and all applicable rules and regulations thereunder of the SEC. Each of the financial statements (including related notes and schedules thereto) contained in or incorporated by reference into such filings are true and correct in all material respects as of their respective dates and each fairly presents (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount), in accordance with generally accepted accounting principles, the consolidated statements of condition, income, changes in stockholders' equity and cash flows of NSS and its subsidiaries at its respective date and for the period to which it relates, except as may otherwise be described therein and except that, in the case of unaudited statements, no consolidated statements of changes in stockholders' equity is included. NSS and its subsidiaries have since December 31, 1992, to the extent legally required, timely made all filings required by the Securities Act and the Exchange Act, Federal and state banking laws and regulations and the rules and regulations of the NASD and any other self-regulatory organization, and have paid all fees and assessments due and payable in connection therewith.

         Section 2.08. Corporate Action. Assuming due execution and delivery by Summit, and subject to the requisite approval by the shareholders of NSS of this Agreement, the Reorganization and the other transactions contemplated hereby in accordance with NSS's Certificate of Incorporation and the Connecticut Act at a meeting of such holders to be duly called and held, NSS has the corporate power and is duly authorized by all necessary corporate action to execute, deliver and perform this Agreement. The Board of Directors of NSS has taken all action required by law, its Certificate of Incorporation (including specific approval of the Reorganization pursuant to Article SIXTH, Paragraph C.(1) thereof), its By-Laws or otherwise, including the NSS Rights Agreement, (i) to authorize the execution and delivery of this Agreement and (ii) provided Summit elects a method for carrying out the Reorganization set forth at Section 1.01(a)(1) or
Section 1.01(a)(2) of this Agreement, for shareholders of NSS to approve this Agreement and the transactions contemplated hereby including the Reorganization by a simple majority of the votes entitled to be cast on the matter at the meeting held in accordance with Section 4.03. Assuming due execution and delivery by Summit, this Agreement is a valid and binding agreement of NSS enforceable in accordance with its terms except as such enforcement may be limited by applicable principles of equity, and by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws of general applicability presently or hereafter in effect affecting the enforcement of creditors' rights generally or institutions, the deposits of which are insured by the Federal Deposit Insurance Corporation, or the affiliates of such institutions. The Board of Directors of NSS in authorizing the execution of this Agreement has determined to recommend to the shareholders of NSS the approval of this Agreement, the Reorganization and the other transactions contemplated hereby and such other proposals as may be requested by Summit pursuant to Section 4.03.

         Section 2.09. Absence of Changes. There has not been, since March 31, 1998, any NSS Material Adverse Change except as may be set forth in NSS Schedule
2.09. Except as may be set forth in NSS Schedule 2.09, neither NSS nor any of its subsidiaries has since March 31, 1998: (a) (i) declared, set aside or paid any dividend or other distribution in respect of its Equity Securities, other than dividends from subsidiaries to NSS or other subsidiaries of NSS, and an ordinary cash dividend to NSS shareholders of $0.10 per share or less per fiscal quarter, or, (ii) directly or indirectly purchased, redeemed or otherwise acquired any shares of any Equity Securities; (b) incurred current liabilities since that date other than in the ordinary course of business; (c) sold, exchanged or otherwise disposed of any of their assets except in the ordinary course of business; (d) except with respect to any employment agreement or termination agreement disclosed in and appended in its entirety (including any amendments) to NSS Schedule 2.09 ("Officer Agreements"), made any officers' salary increase or wage increase not consistent with past practices, entered into any employment, consulting, severance or change of control contract with any present or former director, officer or salaried employee, or instituted any employee or director welfare, bonus, stock option, profit-sharing, retirement, severance or other benefit plan or arrangement or modified any of the foregoing so as to increase its obligations thereunder in any material respect; (e) suffered any taking by condemnation or eminent domain or other damage, destruction or loss in excess of $50,000, whether or not covered by insurance, adversely affecting its business, property or assets, or waived any rights of value in excess of $50,000; (f) entered into transactions other than in the ordinary course of business which in the aggregate exceeded $100,000; or (g) acquired assets or capital stock of another company of whatsoever amount, except in a fiduciary capacity or in the course of securing or collecting loans or leases.

         Section 2.10. Allowance for Credit Losses. At March 31, 1998 and thereafter the allowances for credit losses of NSS and its subsidiaries were and are adequate in all material respects to provide for all losses on loans and leases outstanding and, to the best of NSS's knowledge, the loan and lease portfolios of NSS in excess of such allowances are collectible in the ordinary course of business. NSS Schedule 2.10 constitutes a list of all loans and leases made by NSS or any of its subsidiaries that have been "classified" as to quality by any internal or external auditor, accountant or examiner, and such list is accurate and complete in all material respects.

         Section 2.11. Taxes and Tax Returns. Neither NSS nor any of its subsidiaries has at any time filed a consent pursuant to Section 341(f) of the Code or consented to have the provisions of Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by NSS or any of its subsidiaries. None of the property being acquired by Summit or its subsidiaries in the Reorganization is property which Summit or its subsidiaries will be required to treat as being owned by any other person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code. All amounts required to be withheld have been withheld from employees by NSS and each of its subsidiaries for all periods in compliance with the tax, social security, unemployment and other applicable withholding provisions of applicable federal, state and local law. Proper and accurate federal, state and local returns (as defined below) have been timely filed by NSS and each of its subsidiaries for all periods for which returns were due, including with respect to employee income tax withholding, social security, unemployment and other applicable taxes (as defined below), and the amounts shown thereon to be due and payable, as well as any interest, additions, and penalties due with respect to completed and settled examinations or concluded litigation relating to NSS or any of its subsidiaries, have been paid in full or adequate provision therefor has been included on the books of NSS or its appropriate subsidiary. Neither NSS nor any of its subsidiaries is required to file tax returns with any state other than the State of Connecticut. Provision has been made on the books of NSS or its appropriate subsidiary for all unpaid taxes, whether or not disputed, that may become due and payable by NSS or any of its subsidiaries in future periods in respect of transactions, sales or services occurring or performed prior to the date of this Agreement. The Internal Revenue Service ("IRS") has audited the consolidated federal income tax returns of NSS for all taxable years ended on or prior to 1990 and the State of Connecticut has not, since 1992, audited the Connecticut income tax returns of NSS and its subsidiaries. Neither NSS nor any of its subsidiaries is subject to an audit or review of its tax returns by any state other than the State of Connecticut. NSS is not and has not been a United States real property holding corporation as defined in Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Neither NSS nor any of its subsidiaries is currently a party to any tax sharing or similar agreement with any third party. There are no material matters, claims, assessments, examinations, notices of deficiency, demands for taxes, refund litigation, proceedings, audits or proposed deficiencies pending or, to NSS's knowledge, threatened against NSS or any of its subsidiaries, including a claim or assessment by any authority in a jurisdiction where NSS or any of its subsidiaries do not file tax returns and NSS or any such subsidiary is subject to taxation, and there have been no waivers of statutes of limitations or agreements related to assessments or collection in respect of any federal, state or local taxes. Neither NSS nor any of its subsidiaries has agreed to or is required to make any adjustment pursuant to Section 481(a) of the Code by reason of a change in accounting method initiated by NSS or any of its subsidiaries, and neither NSS nor any of its subsidiaries has any knowledge that the IRS has proposed any such adjustment or change in accounting method. NSS and its subsidiaries have complied in all material respects with all requirements relating to information reporting, including tax identification number reporting, and withholding (including back-up withholding) and other requirements relating to the reporting of interest, dividends and other reportable payments under the Code and state and local tax laws and the regulations promulgated thereunder and other requirements relating to reporting under federal law including record keeping and reporting on monetary instruments transactions.

         For purposes of this Agreement, "taxes" shall mean all taxes, charges, fees, levies, penalties or other assessments imposed by any United States Federal, state, local, or foreign taxing authority, including, but not limited to, income, excise, property, sales, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto; and "return" shall mean any return, report, information return or other documents (including any related or supporting information) with respect to taxes.

         Section 2.12. Properties. NSS has, directly or through its subsidiaries, good and marketable title to all of its properties and assets, tangible and intangible, including those reflected in the NSS Financial Statements (except individual properties and assets disposed of since March 31, 1998 in the ordinary course of business), which properties and assets are not subject to any mortgage, pledge, lien, charge or encumbrance other than as reflected in the NSS Financial Statements or which in the aggregate do not materially adversely affect or impair the operation of NSS and its subsidiaries, on a consolidated basis. NSS and each of its subsidiaries enjoys peaceful and undisturbed possession under all material leases under which it or any of its subsidiaries is the lessee, where the failure to enjoy such peaceful and undisturbed possession would be likely to have a NSS Material Adverse Effect, and none of such leases contains any unusual or burdensome provision which would be likely to materially and adversely affect or impair the operations of NSS and its subsidiaries, on a consolidated basis.

         Section 2.13. Condition of Properties; Insurance. All real and tangible personal properties owned by NSS or any of its subsidiaries or used by NSS or any of its subsidiaries in its business are in a good state of maintenance and repair, are in good operating condition, subject to normal wear and tear, conform in all material respects to all applicable ordinances, regulations and zoning laws, and are adequate for the business conducted by NSS or such subsidiary subject to exceptions which are not, in the aggregate, material to NSS and its subsidiaries, on a consolidated basis. NSS and each of its subsidiaries maintains insurance (with companies which, to the best of NSS's knowledge, are approved by all appropriate state insurance regulators to sell such insurance where purchased by NSS) against loss relating to such properties and such other risks as companies engaged in similar business located in Connecticut, would, in accordance with good business practice, be customarily insured in amounts which are customary, usual and prudent for corporations or banks, as the case may be, of their size. Such policies are in full force and effect and are carried in an amount and form and are otherwise adequate to protect NSS and each of its subsidiaries from any adverse loss resulting from risks and liabilities reasonably foreseeable at the date hereof, and are disclosed on NSS Schedule 2.13. All material claims thereunder have been filed in a due and timely fashion. Since December 31, 1992, neither NSS nor any of its subsidiaries has been refused insurance for which it has applied or had any policy of insurance terminated (other than at its request) nor have NSS or any of its subsidiaries received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated or (ii) premium costs with respect to such insurance will be increased.

         Section 2.14.     Contracts.

         (a) Except as set forth in NSS Schedule 2.14(a), neither NSS nor any of its subsidiaries is a party to and neither they nor any of their assets are bound by any written or oral lease or license with respect to any property, real or personal, as tenant or licensee involving an annual consideration in excess of $50,000.

         (b) Except as set forth in NSS Schedule 2.09 or in NSS Schedule 2.14(b), neither NSS nor any of its subsidiaries is a party to and neither they nor any of their assets are bound by any written or oral: (i) employment or severance contract (including, without limitation, any NSS bargaining contract or union agreement) or other agreement with any director, executive officer or other key employee of NSS or any subsidiary, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving NSS or any of its subsidiaries of the nature contemplated by this Agreement which is not terminable without penalty by NSS or a subsidiary, as appropriate, on 60 days or less notice; (ii) contract or commitment for capital expenditures in excess of $50,000 for any one project or in excess of $100,000 in the aggregate for all projects; (iii) contract or commitment whether for the purchase of materials or supplies or for the performance of services involving consideration in excess of $50,000 (including advertising and consulting agreements, data processing agreements, and retainer agreements with attorneys, accountants, actuaries, or other professionals); (iv) contract or option to purchase or sell any real or personal property, other than to sell OREO property, involving consideration in excess of $50,000; (v) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan, stock purchase plan, or any other non-qualified compensation plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, (vi) agreement containing covenants that limit the ability of NSS or any of its subsidiaries to compete in any line of business or with any person, or that involve any restriction on the geographic area in which or method by which NSS (including any successor thereof) or any of its subsidiaries may carry on its business (other than as may be required by law or any regulatory agency), (vii) agreement which by its terms limits the payment of dividends by NSS or any of its subsidiaries, (viii) contract (other than this Agreement) limiting the freedom of NSS or its subsidiaries to engage in any type of banking or bank-related business permissible under law; (ix) contract, plan or arrangement which provides for payments of benefits payable to any participant therein or party thereto, and which might render any portion of any such payments or benefits subject to disallowance of deduction therefor as a result of the application of Section 280G of the Code or (x) any other contract material to the business of NSS and its subsidiaries, on a consolidated basis, and not made in the ordinary course of business.

         (c) Neither NSS nor any of its subsidiaries is a party to or otherwise bound by any contract, agreement, plan, lease, license, commitment or undertaking which, in the reasonable opinion of management of NSS, is materially adverse, onerous, or harmful to any aspect of the business of NSS and its subsidiaries, on a consolidated basis.




         Section 2.15.     Pension and Benefit Plans.

         (a) Neither NSS nor any of its subsidiaries maintains an employee pension benefit plan, within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or has made any contributions to any such employee pension benefit plan, except employee pension benefit plans listed in NSS Schedule 2.15(a) (individually a "NSS Pension Plan" and collectively the "NSS Pension Plans"). In its present form each NSS Pension Plan complies in all material respects with all applicable requirements under ERISA and the Code. Each NSS Pension Plan and the trust created thereunder is qualified and exempt under Sections 401(a) and 501(a) of the Code, and NSS or the subsidiary whose employees are covered by such NSS Pension Plan has received from the IRS a determination letter to that effect and such determination letter may still be relied on. No event has occurred and there has been no omission or failure to act which would adversely affect such qualification or exemption. Each NSS Pension Plan has been administered and communicated to the participants and beneficiaries in all material respects in accordance with its terms and ERISA. No employee or agent of NSS or any subsidiary whose employees are covered by a NSS Pension Plan has engaged in any action or failed to act in such manner that, as a result of such action or failure, (i) the IRS could revoke, or refuse to issue (as the case may be), a favorable determination as to such NSS Pension Plan's qualification and the associated trust's exemption or impose any liability or penalty under the Code, or (ii) a participant or beneficiary or a nonparticipating employee has been denied benefits properly due or to become due under such NSS Pension Plan or has been misled as to his or her rights under such NSS Pension Plan. No NSS Pension Plan is subject to Section 412 of the Code or Title IV of ERISA. No person has engaged in any prohibited transaction involving any NSS Pension Plan or associated trust within the meaning of Section 406 of ERISA or Section 4975 of the Code. There are no pending or threatened claims (other than routine claims for benefits) against the NSS Pension Plans or any fiduciary thereof which would subject NSS or any of its subsidiaries to a material liability. All reports, filings, returns and disclosures and other communications which have been required to be made to the participants and beneficiaries, other employees, the Pension Benefit Guaranty Corporation ("PBGC"), the SEC, the IRS, the U.S. Department of Labor or any other governmental agency pursuant to the Code, ERISA, or other applicable statute or regulation have been made in a timely manner and all such reports, communications, filings, returns and disclosures were true and correct in all material respects. No liability has been, or is likely to be, incurred on account of delinquent or incomplete compliance or failure to comply with such requirements. "ERISA Affiliate" where used in this Agreement means any trade or business (whether or not incorporated) which is a member of a group of which NSS is a member and which is under common control within the meaning of Section 414 of the Code. Neither NSS nor any of its subsidiaries has any material liability under ERISA or the Code as a result of its being a member of a group described in Sections 414(b), (c), (m) or (o) of the Code. There are no unfunded benefit or pension plans or arrangements, or any individual agreements whether qualified or not, to which NSS or any of its subsidiaries or ERISA Affiliates has any obligation to contribute and the present value of all benefits vested and all benefits accrued under each NSS Pension Plan which is subject to Title IV of ERISA did not, in each case, as of the last applicable annual valuation date, exceed the value of the assets of the NSS Pension Plan allocable to such vested or accrued benefits. No NSS Pension Plan or any trust created thereunder has been terminated, nor has there been any "reportable events" with respect to any NSS Pension Plan, as that term is defined in Section 4043 of ERISA since January 1, 1990. No NSS Pension Plan or any trust created thereunder has incurred any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA (whether or not waived). No NSS Pension Plan is a "multiemployer plan" as that term is defined in Section 3(37) of ERISA. There has been no change in control of any NSS Pension Plan.

         (b) All bonus, deferred compensation, profit-sharing, retirement, pension, stock option, stock award and stock purchase plans and all other employee benefit, health and welfare plans, arrangements or agreements, including without limitation the NSS Stock Compensation Plans and medical, major medical, disability, life insurance or dental plans covering employees generally, other than the NSS Pension Plans, maintained by NSS or any of its subsidiaries with an annual cost in excess of $50,000 (collectively "NSS Benefit Plans") are listed in NSS Schedule 2.15(b) (unless already listed in NSS
Schedule 2.15(a) or NSS Schedule 2.01(d)(3)) and comply in all material respects with all applicable requirements imposed by the Securities Act, the Exchange Act, ERISA, the Code, and all applicable rules and regulations thereunder. The NSS Benefit Plans have been administered and communicated to the participants and beneficiaries in all material respects in accordance with their terms and ERISA (as applicable), and no employee or agent of NSS or any of its subsidiaries has engaged in any action or failed to act in such manner that, as a result of such action or failure: (i) the IRS could revoke, or refuse to issue, a favorable determination as to a NSS Benefit Plan's qualification and any associated trust's exemption or impose any liability or penalty under the Code; or (ii) a participant or beneficiary or a nonparticipating employee has been denied benefits properly due or to become due under the NSS Benefit Plans or has been misled as to their rights under the NSS Benefit Plans. There are no pending or threatened claims (other than routine claims for benefits) against the NSS Benefit Plans which would subject NSS or any of its subsidiaries to liability. Any trust which is intended to be tax-exempt has received a determination letter from the IRS to that effect and no event has occurred which would adversely affect such exemption. All reports, filings, returns and disclosures required to be made to the participants and beneficiaries, other employees of NSS or any of its subsidiaries, the PBGC, the SEC, the IRS, the U.S. Department of Labor and any other governmental agency pursuant to the Code, ERISA, or other applicable statute or regulation, if any, have been made in a timely manner and all such reports, filings, returns and disclosures were true and correct in all material respects. No material liability has been, or is likely to be, incurred on account of delinquent or incomplete compliance or failure to comply with such requirements.

         (c) There is no pending or, to NSS's knowledge, threatened litigation, administrative action or proceeding relating to any NSS Benefit Plan or NSS Pension Plan. There has been no announcement or commitment by NSS or any subsidiary of NSS to create an additional NSS Benefit Plan or NSS Pension Plan, or to amend a NSS Benefit Plan or NSS Pension Plan, except for amendments required by applicable law, which may materially increase the cost of such NSS Benefit

Plan or NSS Pension Plan and, except for any plans or amendments expressly described on NSS Schedule 2.01(d)(3), NSS Schedule 2.15(a) or NSS Schedule
2.15(b), NSS and its subsidiaries do not have any obligations for post-retirement or post-employment benefits under any NSS Benefit Plan (exclusive of any coverage mandated by the Consolidated Omnibus Reconciliation Act of 1986 ("COBRA") that cannot be amended or terminated upon more than sixty
(60) days' notice without incurring any liability thereunder. Disclosed on and appended to NSS Schedule 2.15(c) with respect to each NSS Benefit Plan and NSS Pension Plan, to the extent applicable, is (A) the most recent annual report on the applicable form of the Form 5500 series filed with the IRS with all the attachments filed, (B) such NSS Benefit Plan or NSS Pension Plan, including all amendments thereto, (C) each trust agreement and insurance contract relating to such plan, including amendments thereto, (D) the most recent summary plan description for such plan, including amendments thereto, if the plan is subject to Title I of ERISA, (E) the most recent actuarial report or valuation if such plan is a pension plan and (F) the most recent determination letter issued by the IRS if such plan is qualified under Section 401(a) of the Code.

         Section 2.16. Fidelity Bonds. Since December 31, 1992, NSS and each of its subsidiaries has continuously maintained fidelity bonds insuring them against acts of dishonesty in such amounts as are customary, usual and prudent for organizations of its size and business. All material claims thereunder have been filed in a due and timely fashion. Since December 31, 1992, the aggregate amount of all claims under such bonds has not exceeded the policy limits of such bonds (excluding, except in the case of excess coverage, a deductible amount of not more than $50,000) and neither NSS nor any of its subsidiaries is aware of any facts which would form the basis of a claim or claims under such bonds aggregating in excess of the applicable deductible amounts under such bonds. Neither NSS nor any of its subsidiaries has reason to believe that its respective fidelity coverage will not be renewed by its carrier on substantially the same terms as the existing coverage, except for possible premium increases unrelated to NSS's and its subsidiaries' past claim experience.

         Section 2.17. Labor Matters. Hours worked by and payment made to employees of NSS and each of its subsidiaries have not been in violation of the Fair Labor Standards Act or any applicable law dealing with such matters; and all payments due from NSS and each of its subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of NSS or its appropriate subsidiary. NSS is in compliance in all material respects with all other laws and regulations relating to the employment of labor, including all such laws and regulations relating to NSS bargaining, discrimination, civil rights, safety and health, plant closing (including the Worker Adjustment Retraining and Notification Act), workers' compensation and the collection and payment of withholding and Social Security and similar taxes. No labor dispute, strike or other work stoppage has occurred and is continuing or is to NSS's knowledge threatened with respect to NSS or any of its subsidiaries. Since December 31, 1992, no employee of NSS or any of its subsidiaries has been terminated, suspended, disciplined or dismissed under circumstances which could constitute a material claim, suit, action, complaint or proceeding likely to result in a material liability. No employees of NSS or any of its subsidiaries are unionized nor has union representation been requested by any group of employees or any other person within the last two years. There are no organizing activities involving NSS pending with, or, to the knowledge of NSS, threatened by, any labor organization or group of employees of NSS.

         Section 2.18. Books and Records. The minute books of NSS and each of its subsidiaries contain complete and accurate records of and fairly reflect all actions taken at all meetings and accurately reflect all other corporate action of the shareholders and the boards of directors and each committee thereof. The books and records of NSS and each of its subsidiaries fairly and accurately reflect the transactions to which NSS and each of its subsidiaries is or has been a party or by which their properties are subject or bound, and such books and records have been properly kept and maintained.

         Section 2.19. Concentrations of Credit. No customer or affiliated group of customers (a) is owed by NSS or any subsidiary of NSS an aggregate amount equal to more than 5% of the shareholders' equity of NSS or such subsidiary (including deposits, other debts and contingent liabilities) or (b) owes to NSS or any of its subsidiaries an aggregate amount equal to more than 5% of the shareholders' equity of NSS or such subsidiary (including loans and other debts, guarantees of debts of third parties, and other contingent liabilities).

         Section 2.20. Trademarks and Copyrights. Neither NSS nor any of its subsidiaries has received notice or otherwise knows that the manner in which NSS or any of its subsidiaries conducts its business including its current use of any material trademark, trade name, service mark or copyright violates asserted rights of others in any trademark, trade name, service mark, copyright or other proprietary right.

         Section 2.21. Equity Interests. Neither NSS nor any of its subsidiaries owns, directly or indirectly, except for the equity interests of NSS in Bank, the equity interests disclosed on NSS Schedule 2.01(a), and the equity interests disclosed on NSS Schedule 2.21, any equity interest, other than by virtue of a security interest securing an obligation not presently in default, in any bank, corporation, partnership or other entity, except: (a) in a fiduciary capacity; or (b) an interest valued at less than $25,000 acquired in connection with a debt previously contracted. None of the investments reflected in the consolidated balance sheet of NSS as of March 31, 1998, and none of such investments made by it or any of its subsidiaries since March 31, 1998, is subject to any restriction (contractual or statutory), other than applicable securities laws, that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time, except to the extent any such investments are pledged in the ordinary course of business (including in connection with hedging arrangements or programs or reverse repurchase arrangements) consistent with prudent banking practice to secure obligations of NSS or any of its subsidiaries.

         Section 2.22.     Environmental Matters.

         (a) Except as disclosed on NSS Schedule 2.22 or as may be disclosed in the Forms 10-K and 10-Q of NSS referred to in Section 2.02 hereof:

                  (1) No Hazardous Substances (as hereinafter defined) have been stored, treated, dumped, spilled, disposed, discharged, released or deposited at, under or on (1) any property now owned, occupied, leased or held or managed in a representative or fiduciary capacity ("Present Property") by NSS or any of its subsidiaries, (2) any property previously owned, occupied, leased or held or managed in a representative or fiduciary capacity ("Former Property") by NSS or any of its subsidiaries during the time of such previous ownership, occupancy, lease, holding or management or (3) any Participation Facility (as hereinafter defined) during the time that NSS or any of its subsidiaries participated in the management of, or may be deemed to be or to have been an owner or operator of, such Participation Facility;

                  (2) Neither NSS nor any of its subsidiaries has disposed of, or arranged for the disposal of, Hazardous Substances from any Present Property, Former Property or Participation Facility, and no owner or operator of a Participation Facility disposed of, or arranged for the disposal of, Hazardous Substances from a Participation Facility during the time that NSS or any of its subsidiaries participated in the management of, or may be deemed to be or to have been an owner or operator of, such Participation Facility;

                  (3) No Hazardous Substances have been stored, treated, dumped, spilled, disposed, discharged, released or deposited at, under or on any Loan Property (as hereinafter defined), nor is there, with respect to any such Loan Property, any violation of environmental law which could materially adversely affect the value of such Loan Property to an extent which could prevent or delay NSS or any of its subsidiaries from recovering the full value of its loan in the event of a foreclosure on such Loan Property.

         (b) Neither NSS nor any subsidiary (i) is aware of any investigations contemplated, pending or completed by any environmental regulatory authority with respect to any Present Property, Former Property, Loan Property or
Participation Facility, (ii) has received any information requests from any environmental regulatory authority, or (iii) been named as a potentially responsible or liable party in any Superfund, Resource Conservation and Recovery Act, Toxic Substances Control Act or Clean Water Act proceeding or other equivalent state or federal proceeding.

         (c) As used in this Agreement, (a) "Participation Facility" shall mean any property or facility of which the relevant person or entity (i) has at any time participated in the management or (ii) may be deemed to be or to have been an owner or operator, (b) "Loan Property" shall mean any real property in which the relevant person or entity holds a security interest in an amount greater than $50,000 and (c) "Hazardous Substances" shall mean (i) any flammable substances, explosives, radioactive materials, hazardous materials, hazardous substances, hazardous wastes, toxic substances, pollutants, contaminants and any related materials or substances specified in any applicable federal or state law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient or indoor air, surface water, groundwater, land surface or subsurface strata) and (ii) friable asbestos, polychlorinated biphenyls, urea formaldehyde, and petroleum and petroleum-containing products and wastes.

         Section 2.23. Accounting, Tax and Regulatory Matters. Neither NSS nor any of its subsidiaries has taken or agreed to take any action or has any knowledge of any fact or circumstance that would (i) prevent the transactions contemplated hereby from qualifying as a reorganization within the meaning of
Section 368 of the Code, or (ii) materially impede or delay receipt of any approval referred to in Section 4.01 or the consummation of the transactions contemplated by this Agreement.

         Section 2.24.     Interest of Management and Affiliates.

         (a) All loans presently on the books of NSS or any of its subsidiaries to present or former directors or executive officers of NSS or any subsidiary of NSS, or their associates, or any members of their immediate families, have been made in the ordinary course of business and on the same terms and interest rates as those prevailing for comparable transactions with others and do not involve more than the normal risk of repayment or present other unfavorable features.

         (b) Except as set forth and described in NSS Schedule 2.24, no present or former officer or director of NSS or any of its subsidiaries or any Associated Person (as defined in Section 2.24(d) below):

                  (1) has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of NSS or any of its subsidiaries except for the normal rights of a shareholder;

                  (2) has an agreement, understanding, contract, commitment or pending transaction relating to the purchase, sale or lease of real or personal property, goods, materials, supplies or services, whether or not in the ordinary course of business, with NSS or any of its subsidiaries;

                  (3) has received from NSS or any of its subsidiaries any commitment, whether written or oral, to lend any funds to any such person;

                  (4) is owed any amounts by NSS or any of its subsidiaries except for deposits taken in the ordinary course of business and amounts due for normal compensation or reimbursement of expenses incurred in furtherance of the business of such person's employer and reimbursable according to a policy of NSS or such subsidiary, as appropriate, as in effect immediately prior to the date hereof.

         (c) Except as set forth on NSS Schedule 2.24(c), the consummation of the transactions contemplated hereby will not (either alone, or upon the occurrence of any act or event, the lapse of time, or the giving of notice and failure to cure) result in any payment (severance or other) or provision of a benefit becoming due from NSS or any of its subsidiaries or any successor or assign thereof to any director, officer or employee of NSS or any of its subsidiaries or any successor or assign of such subsidiary, other than payments and benefits provided for in the Officer Agreements.

         (d) "Associated Person" means (i) any holder of 10% or more of the outstanding shares of NSS Stock, (ii) any relative or associate of a present or former director or executive officer of NSS or any of its subsidiaries (as "associate" is defined at Rule 14a-1(a) of the SEC under the Exchange Act),
(iii) any entity controlled, directly or indirectly, individually or in the aggregate, by any present or former director or executive officer of NSS or any of its subsidiaries or any relative or associate of any of such persons and (iv) any entity 25% or more or the equity interests of which are owned individually or in the aggregate by any present or former director or executive officer of NSS or any of its subsidiaries or any relative or associate of any of such persons.

         Section 2.25 Registration Obligations. Neither NSS nor any of its subsidiaries is under any obligation, contingent or otherwise, to register any of its securities under the Securities Act.

         Section 2.26 Corporate Documents. NSS Schedule 2.26 contains true and complete copies of the articles or certificate of incorporation and by-laws, as amended to date, which are currently in full force and effect, of NSS and of each of its subsidiaries.

         Section 2.27 Community Reinvestment Act Compliance. NSS and Bank are in substantial compliance with the applicable provisions of the Community Reinvestment Act of 1977 and the regulations promulgated thereunder, and received a CRA rating of at least satisfactory as of its last completed examination. As of the date of this Agreement, NSS has not been advised of the existence of any fact or circumstance or set of facts or circumstances which, if true, would cause NSS to fail to be in substantial compliance with such provisions.

         Section 2.28 Business of NSS. Since March 31, 1998, NSS has conducted its business only in the ordinary course. For purposes of the foregoing, NSS has not, since March 31, 1998, controlled expenses through (i) elimination of employee benefits, (ii) deferral of routine maintenance of real property or leased premises, (iii) elimination of reserves where the liability related to such reserve has remained, (iv) reduction of capital improvements from previous levels, (v) failure to depreciate capital assets in accordance with past practice or to eliminate capital assets which are no longer used in the business of seller, (vi) capitalized loan production expenses other than in accordance with Statement of Financial Accounting Standard No. 91, or (vii) extraordinary reduction or deferral of ordinary or necessary expenses.

         Section 2.29      Interest Rate Risk Management Instruments.

         (a) Set forth on NSS Schedule 2.29(a) is a list as of the date hereof of all interest rate swaps, caps, floors and option agreements, and other interest rate risk management arrangements to which NSS or any of its subsidiaries is a party or by which any of their properties or assets may be bound.

         (b) All such interest rate swaps, caps, floors and option agreements and other interest rate risk management arrangements to which NSS or any of its subsidiaries is a party or by which any of their properties or assets may be bound were entered into the ordinary course of business and, in accordance with prudent banking practice and applicable rules, regulations and policies of regulatory authorities and with counterparties believed, at the time entered into and at the date of this Agreement, to be financially responsible and are legal, valid and binding obligations of NSS or a subsidiary and are in full force and effect. NSS and each of its subsidiaries has duly performed in all material respects all of its obligations thereunder to the extent that such obligations to perform have accrued, and there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.

         Section 2.30. Year 2000 Compliant. To the best knowledge of NSS, all computer software and hardware utilized by NSS or any of its subsidiaries is, or NSS has taken all required steps to be Year 2000 compliant, which, for purposes of this Agreement, shall mean that the data outside the range 1900-1999 will be correctly processed in any level of computer hardware or software including, but not limited to, microcode, firmware, applications programs, files and databases. All computer software is, or NSS has taken steps (including obtaining warranties from the vendors thereof in respect of compliance) to ensure that all computer software will be, designed to be used prior to, during and after the calendar year 2000 AD and such software will be operated during each such time period, without error relating to date data, specifically including any error relating to, or the product of, date data that represents or references different centuries or more than one century.

                                  ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF SUMMIT

         Summit represents and warrants to NSS as follows:

         Section 3.01.     Organization, Capital Stock.

         (a) Summit is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey with authorized capital stock consisting of 390,000,000 shares of Common Stock, par value $.80 per share, with the Summit Rights attached thereto pursuant to the Rights Agreement, of which 177,667,801 shares were issued and outstanding as of April 30, 1998 and 6,000,000 shares of Preferred Stock, each without par value, of which no shares were issued and outstanding and 1,500,000 shares of Series R Preferred Stock were reserved for issuance as of the date hereof.

         (b) Summit is qualified to transact business in and is in good standing under the laws of all jurisdictions where the failure to be so qualified would have a material adverse effect on (i) the business, results of operations, assets or financial condition of Summit and its subsidiaries, on a consolidated basis, or (ii) the ability of Summit to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (a "Summit Material Adverse Effect"). However, a Summit Material Adverse Effect or Summit Material Adverse Change (as defined at Section 3.03) will not include a change resulting from a change in law, rule, regulation, generally accepted or regulatory accounting principle or other matter affecting financial institutions or their holding companies generally or from charges or expenses incident to the Reorganization. The bank subsidiaries of Summit are duly organized, validly existing and in good standing under the laws of their jurisdiction of organization. Summit and its bank subsidiaries have all corporate power and authority and all material licenses, franchises, certificates, permits and other governmental authorizations which are legally required to own and lease their respective properties, occupy their respective premises, and to engage in their respective businesses and activities as presently engaged in. Summit is duly registered as a bank holding company under the BHCA.

         (c) All issued shares of the capital stock of Summit and of each of its bank subsidiaries have been fully paid, were duly authorized and validly issued, are non-assessable, have been issued pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration under the Securities Act and were not issued in violation of the preemptive rights of any shareholder. Summit or one of its subsidiaries is the holder and beneficial owner of all of the issued and outstanding Equity Securities of its bank subsidiaries. There are no Equity Securities of Summit outstanding, in existence, the subject of an agreement, or reserved for issuance, except as set forth at Section 3.01(a) and except for Summit Stock issuable upon the exercise of employee stock options granted under stock option plans of Summit, Summit Stock issuable pursuant to Summit's Dividend Reinvestment and Stock Purchase Plan, Savings Incentive Plan and 1993 Incentive Stock and Option Plan and Series R Preferred Stock issuable pursuant to the Rights Agreement.

         (d) Except as disclosed on Summit Schedule 3.01, all Equity Securities of its direct and indirect subsidiaries beneficially owned by Summit or a subsidiary of Summit are held free and clear of any claims, liens, encumbrances or security interests.

         Section 3.02. Financial Statements. The financial statements (and related notes and schedules thereto) contained in or incorporated by reference into Summit's (a) annual report to shareholders for the fiscal year ended December 31, 1997, (b) annual report on Form 10-K pursuant to the Exchange Act for the fiscal year ended December 31, 1997 and (c) the quarterly report on Form 10-Q filed pursuant to the Exchange Act for the fiscal quarter ended March 31, 1998 (the "Summit Financial Statements") are true and correct in all material respects as of their respective dates and each fairly presents (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount), in accordance with generally accepted accounting principles consistently applied, the consolidated balance sheets, statements of income, statements of shareholders' equity and statements of cash flows of Summit and its subsidiaries at its respective date and for the period to which it relates, except as may otherwise be described therein and except that, in the case of unaudited statements, no consolidated statements of changes in stockholders' equity are included. The Summit Financial Statements do not, as of the dates thereof, include any material asset or omit any material liability, absolute or contingent, or other fact, the inclusion or omission of which renders the Summit Financial Statements, in light of the circumstances under which they were made, misleading in any respect.

         Section 3.03. No Conflicts. Summit is not in violation or breach of or default under, and has received no notice of violation, breach, revocation or threatened or contemplated revocation of or default or denial of approval under, nor will the execution, delivery and performance of this Agreement by Summit, or the consummation of the Reorganization by Summit upon the terms and conditions provided herein (assuming receipt of the Required Consents), violate, conflict with, result in the breach of, constitute a default under, give rise to a claim or right of termination, cancellation, revocation of, or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any rights, permits, licenses, assets or properties material to Summit and its subsidiaries, on a consolidated basis, or upon any of the capital stock of Summit, or constitute an event which could, with the lapse of time, action or inaction by Summit, or a third party, or the giving of notice and failure to cure, result in any of the foregoing, under any of the terms, conditions or provisions, as the case may be, of:

         (i) the Restated Certificate of Incorporation or the By-Laws of Summit;

         (ii) any law, statute, rule, ruling, determination, ordinance, or regulation of any governmental or regulatory authority;

         (iii) any judgment, order, writ, award, injunction, or decree of any court or other governmental authority; or

         (iv) any material note, bond, mortgage, indenture, lease, policy of insurance or indemnity, license, contract, agreement, or other instrument;

to which Summit is a party or by which Summit or any of its assets or properties are bound or committed, the consequences of which would be a material adverse change in the business, results of operations, assets or financial condition of Summit and its subsidiaries, on a consolidated basis, from that reflected in the Summit Financial Statements as of and for the three months ended March 31, 1998 (a "Summit Material Adverse Change"), or enable any person to enjoin the transactions contemplated hereby.

         Section 3.04. Absence of Litigation, Agreements with Bank Regulators. There is no outstanding order, injunction, or decree of any court or governmental or self-regulatory body against or affecting Summit or its subsidiaries which materially and adversely affects Summit and its subsidiaries, on a consolidated basis, and there are no actions, arbitrations, claims, charges, suits, investigations or proceedings (formal or informal) material to Summit and its subsidiaries, on a consolidated basis, pending or, to Summit's knowledge, threatened, against or involving Summit or their officers or directors (in their capacity as such) in law or equity or before any court, panel or governmental agency, except as may be disclosed in the Forms 10-K and 10-Q of Summit referred to in Section 3.02. Neither Summit nor any bank subsidiary of Summit is a party to any agreement or memorandum of understanding with, or is a party to any commitment letter to, or has submitted a board of directors resolution or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any governmental or regulatory authority which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies or its management. Neither Summit nor any bank subsidiary of Summit, has been advised by any governmental or regulatory authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any of the foregoing. Summit and the bank subsidiaries of Summit have resolved to the satisfaction of the applicable regulatory agency any significant deficiencies cited by any such agency in its most recent examinations of each aspect of Summit or such bank subsidiary's business except for examinations, if any, received within the 30 days prior to the date hereof.

         Section 3.05. Regulatory Filings. At the time of filing, all filings made by Summit and its subsidiaries after December 31, 1992 with the SEC and appropriate bank regulatory authorities did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. To the extent such filings were subject to the Securities Act or Exchange Act, such filings complied in all material respects with the Securities Act or Exchange Act, as appropriate, and all applicable rules and regulations thereunder of the SEC. Summit has since December 31, 1992 timely made all filings required by the Securities Act and the Exchange Act.

         Section 3.06.     Corporate Action.

         (a) Assuming due execution and delivery by NSS, Summit has the corporate power and is duly authorized by all necessary corporate action to execute, deliver, and perform this Agreement. The Board of Directors of Summit has taken all action required by law or by the Restated Certificate of Incorporation or By-Laws of Summit or otherwise to authorize the execution and delivery of this Agreement. Approval by the shareholders of Summit of this Agreement, the Reorganization or the transactions contemplated by this Agreement are not required by applicable law. Assuming due execution and delivery by NSS, this Agreement is a valid and binding agreement of Summit enforceable in accordance with its terms except as such enforcement may be limited by applicable principles of equity, and by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws of general applicability presently or hereafter in effect affecting the enforcement of creditors' rights generally or institutions, the deposits of which are insured by the Federal Deposit Insurance Corporation, or the affiliates of such institutions.

         (b) In the event Summit elects to effect the Reorganization as a merger pursuant to Section 1.01(a)(2), upon the due and valid approval of this Agreement by the Board of Directors and sole shareholder of SummitSub and its execution and delivery, assuming due execution and delivery by each of the other parties hereto, this Agreement will be a valid and binding agreement of SummitSub enforceable in accordance with its terms except as such enforcement may be limited by applicable principles of equity, and by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws of general applicability presently or hereafter in effect affecting the enforcement of creditors' rights generally or institutions, the deposits of which are insured by the Federal Deposit Insurance Corporation, or the affiliates of such institutions.

         Section 3.07. Absence of Changes. There has not been, since March 31, 1998, any Summit Material Adverse Change.

         Section 3.08. Non-bank Subsidiaries. The non-bank subsidiaries of Summit did not, taken in the aggregate, constitute a "significant subsidiary" of Summit, as that term is defined in Rule 1-02(v) of Regulation S-X of the SEC (17 CFR ss.210.1-02(v)), at March 31, 1998.

         Section 3.09 Absence of Undisclosed Liabilities. There are no liabilities, whether contingent or absolute, direct or indirect, or loss contingencies (as defined in Statement of Financial Accounting Standards No.5) other than (a) disclosed in the Summit Financial Statements or disclosed in the notes thereto, (b) commitments made by Summit or any of its subsidiaries in the ordinary course of its business which are not in the aggregate material to Summit and its subsidiaries, on a consolidated basis, and (c) liabilities arising in the ordinary course of its business since March 31, 1998 which are not in the aggregate material to Summit and its subsidiaries, on a consolidated basis.

         Section 3.10. Allowance for Loan and Lease Losses. At March 31, 1998 and thereafter, the allowances for loan and lease losses of Summit and its subsidiaries are adequate in all material respects to provide for all losses on loans and leases outstanding, and to the best of Summit's knowledge, the loan and lease portfolios of Summit and its subsidiaries in excess of such allowances are collectible in the ordinary course of business.



                                   ARTICLE IV.

                                COVENANTS OF NSS

         NSS hereby covenants and agrees with Summit that:

         Section 4.01. Preparation of Registration Statement and Applications for Required Consents. NSS will cooperate with Summit in the preparation of a Registration Statement on Form S-4 (the "Registration Statement") to be filed with the SEC under the Securities Act for the registration of the offering of Summit Stock to be issued as Reorganization Consideration and the proxy statement-prospectus constituting part of the Registration Statement ("Proxy-Prospectus") that will be used by NSS to solicit shareholders of NSS for approval of the Reorganization. In connection therewith, NSS will furnish all financial or other information, including using best efforts to obtain customary consents, certificates, opinions of counsel and other items concerning NSS, deemed necessary by counsel to Summit for the filing or preparation for filing under the Securities Act and the Exchange Act of the Registration Statement (including the Proxy-Prospectus). NSS will cooperate with Summit and provide such information as may be advisable in obtaining an order of effectiveness for the Registration Statement, appropriate permits or approvals under state securities and "blue sky" laws, the required approval under the BHCA of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and any other governmental or regulatory consents or approvals or the taking of any other governmental or regulatory action necessary to consummate the Reorganization that would not have a Summit Material Adverse Effect following the Reorganization (the "Required Consents"). Summit, reasonably in advance of making such filings, will provide NSS and its counsel a reasonable opportunity to comment on such filings and regulatory applications and will give due consideration to any comments of NSS and its counsel before making any such filing or application, and Summit will provide NSS and its counsel with copies of all such filings and applications at the time filed if such filings and applications are made at any time before the Effective Time. NSS covenants and agrees that all information furnished by NSS for inclusion in the Registration Statement, the Proxy-Prospectus, all applications to appropriate regulatory agencies for approval of the Reorganization, and all information furnished by NSS to Summit pursuant to this Agreement or in connection with obtaining Required Consents, will comply in all material respects with the provisions of applicable law, including the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder, and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. NSS will furnish to Sandler O'Neill such information as Sandler O'Neill may reasonably request for purposes of the opinion referred to in Section 8.07.

         Section 4.02. Notice of Adverse Changes. NSS will promptly advise Summit in writing of (a) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of NSS contained in this Agreement or the NSS Schedules or the materials furnished pursuant to the Post-Signing Document List (as defined in Section 4.09), if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect, (b) any NSS Material Adverse Change, (c) any inability or perceived inability of NSS to perform or comply with the terms or conditions of this Agreement, (d) the institution or threat of institution of litigation or administrative proceedings involving NSS or any of its subsidiaries or assets, which, if determined adversely to NSS or any of its subsidiaries, would have a NSS Material Adverse Effect or an adverse material effect on the ability of the parties to timely consummate the Reorganization and the related transactions,
(e)  any  governmental  complaint,  investigation,   hearing,  or  communication
indicating that such litigation or  administrative  proceeding is  contemplated,
(f) any written notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by NSS or a subsidiary subsequent to the date hereof and prior to the Effective Time, under any agreement, indenture or instrument to which NSS or a subsidiary is a party or is subject and which is material to the business, operation or condition (financial or otherwise) of NSS and its subsidiaries, on a consolidated basis, and (g) any written notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement including the Reorganization. NSS agrees that the delivery of such notice shall not constitute a waiver by Summit of any of the provisions of Articles VI or VII.

         Section 4.03. Meeting of Shareholders. NSS will call a meeting of NSS shareholders for the purpose of voting upon this Agreement, the Reorganization and the other transactions contemplated hereby and such other proposals related to NSS's Certificate of Incorporation and ByLaws and the NSS Rights Agreement as Summit upon the advice of counsel shall request to effectuate the purposes of this Agreement and the Option Agreement, including a proposal to approve under Article THIRTEENTH of NSS's Certificate of Incorporation the acquisition of NSS Stock contemplated by the Option Agreement and a proposal to annul or void such Article THIRTEENTH with respect to the Option Agreement and the transactions contemplated thereby. The meeting of NSS shareholders contemplated by this
Section  4.03  will  be held as  promptly  as  practicable  and,  in  connection therewith, will comply with the Connecticut Act and the Exchange Act and all regulations promulgated thereunder governing shareholder meetings and proxy solicitations. In connection with such meeting, NSS shall mail the Proxy-Prospectus to NSS shareholders and use, unless in the written opinion of counsel such action would be a breach of their fiduciary duties by the directors under applicable law, its best efforts to obtain shareholder approval of this Agreement, the Reorganization and the other transactions contemplated hereby and any other proposals requested by Summit pursuant to this Section 4.03.

         Section 4.04.  Copies of Filings.  Without  limiting the  provisions of
Section 4.01, NSS will deliver to Summit, at least 48 hours prior to an anticipated date of filing or distribution, all documents to be filed with the SEC or any bank regulatory authority or to be distributed in any manner to the shareholders of NSS, or to the news media or to the public, other than the press releases and other information subject to Section 10.01.

         Section 4.05. No Material Transactions. Until the Effective Time, NSS will not and will not allow any of its subsidiaries to, without the prior written consent of Summit:

         (a) pay (or make a declaration which creates an obligation to pay) any cash dividends, other than dividends from subsidiaries of NSS to NSS or other subsidiaries of NSS except that NSS may declare, set aside and pay a dividend of $0.13 per quarter; provided, however, if Summit declares a dividend between the date hereof and the Effective Time which represents an increase over the last dividend declared by Summit prior to the date hereof, NSS may after the date of such declaration declare, set aside and pay a dividend of $0.13 per quarter increased by a percentage equal to the percentage increase in the Summit dividend.

         (b) declare or distribute any stock dividend or authorize or effect a stock split;

         (c) merge with, consolidate with, or sell any material asset to any other corporation, bank, or person (except for mergers of subsidiaries of NSS into other subsidiaries of NSS) or enter into any other transaction not in the ordinary course of the banking business;

         (d) incur any liability or obligation other than intracompany obligations, make or agree to make any commitment or disbursement, acquire or dispose or agree to acquire or dispose of any property or asset (tangible or intangible), make or agree to make any contract or agreement or engage or agree to engage in any other transaction, except transactions in the ordinary course of business or other transactions involving not more than $50,000;

         (e) subject any of its properties or assets to any lien, claim, charge, option or encumbrance, except in the ordinary course of business and for amounts not material in the aggregate to NSS and its subsidiaries, on a consolidated basis;

         (f) pay any employee bonuses or increase or enter into any agreement to increase the rate of compensation of any employee at the date hereof which is not consistent with past practices and policies and which when considered with all such increases or agreements to increase constitutes an average annualized rate not exceeding four percent (4%);

         (g) create, adopt or modify any employment, termination, severance, pension, supplemental pension, profit sharing, bonus, deferred compensation, death benefit, retirement, stock option, stock award, stock purchase or other employee or director benefit or welfare plan, arrangement or agreement of whatsoever nature, including without limitation the NSS Pension Plans and the NSS Benefit Plans (collectively, "NSS Plans"), or change the level of benefits, reduce eligibility, performance or participation standards, or increase any payment or benefit under any NSS Plan;

         (h) distribute, issue, sell, award, grant, permit to become outstanding or enter into any agreement respecting any Equity Securities or any Equity Based Rights except pursuant to the Option Agreement or pursuant to the exercise of director and employee stock options and warrants granted prior to the date hereof under the NSS Stock Compensation Plans and exercisable and outstanding under the terms of a NSS Stock Compensation Plan at the date of such exercise;

         (i) except in a fiduciary capacity, purchase, redeem, retire, repurchase, or exchange, or otherwise acquire or dispose of, directly or indirectly, any of its Equity Securities or Equity Based Rights, whether pursuant to the terms of such Equity Securities or Equity Based Rights or otherwise, or enter into any agreement providing for any of the foregoing transactions;

         (j) amend its certificate or articles of incorporation, charter or by-laws;

         (k) modify, amend or cancel any of its existing borrowings other than intra-corporate borrowings and borrowings of federal funds from correspondent banks and the Federal Reserve Bank of New York or the Federal Home Loan Bank of Boston or enter into any contract, agreement, lease or understanding, or any contracts, agreements, leases or understandings other than those in the ordinary course of business or which do not involve the creation of any material obligation or release of any material right of NSS or any of its subsidiaries, on a consolidated basis;

         (l) create, amend, increase, enhance, accelerate the exerciseability of, or release or waive any forfeitures, terminations or expirations of or restrictions on any rights, awards, benefits, entitlements, options or warrants under the NSS Plans including Equity Securities and Equity Based Rights outstanding ;

         (m) make any employer contribution to a NSS Plan which under the terms of the particular plan is voluntary and within the discretion of NSS to make;

         (n)  make  any  determination  or take  any  action,  discretionary  or
otherwise,   under  or  with   respect  to  any  NSS  Plan  other  than  routine
administration in accordance with past precedent;

         (o) notwithstanding any other provision of this Agreement, enter into any agreement, understanding, contract, commitment or transaction, or amend, renew, extend, give any notice or consent with respect to, waive any provision under, or accept any new fees, rates or other costs or charges of whatsoever nature, schedule, exhibit or other attachment under (whether through an action or inaction) any agreement, understanding, contract, commitment or transaction, relating to indebtedness or to the purchase, sale or lease of real or personal property, goods, materials, supplies or services with a director or officer of NSS or any direct or indirect subsidiary of Bancorp or any Associated Person, except to the extent permitted by Section 4.12;

         (p) enter into, increase or renew any loan or credit commitment (including standby letters of credit) to any executive officer or director of NSS or any of its subsidiaries, any holder of 10% of more of the outstanding shares of NSS Stock, or any entity controlled, directly or indirectly, by any of the foregoing or engage in any transaction with any of the foregoing which is of the type or nature sought to be regulated in 12 U.S.C. ss.371c and 12 U.S.C. ss.371c-1. For purposes of this Section 4.05(p), "control" shall have the meaning associated with that term under 12 U.S.C. ss.371c; or

         (q) take any discretionary action or fail to take any discretionary action under any plan or agreement affecting one or more directors or employees or any affiliates of such where the effect of such act or failure to act is or would be to give or confer a right or benefit not existing on the date hereof.

         Section 4.06. Operation of Business in Ordinary Course. NSS, on behalf of itself and its subsidiaries, covenants and agrees that from and after the date hereof and until the Effective Time, it and its subsidiaries: (a) will carry on their business substantially in the same manner as heretofore and will not institute any unusual or novel methods of management or operation of their properties or business and will maintain such in their customary manner; (b) will use their best efforts to continue in effect their present insurance coverage on all properties, assets, business and personnel; (c) will use their best efforts to preserve their business organization intact, preserve their present relationships with customers, suppliers, and others having business dealings with them, and keep available their present employees, provided, however, that NSS or any of its subsidiaries may terminate any employee for unsatisfactory performance or other reasonable business purpose, and provided further, however, that NSS will notify and consult with Summit prior to terminating any of the five highest paid employees of NSS; (d) will use their best efforts to continue to maintain fidelity bonds insuring NSS and its subsidiaries against acts of dishonesty by each of their employees in such amounts (not less than present coverage) as are customary, usual and prudent for corporations or banks, as the case may be, of their size; (e) will not do anything or fail to do anything which will cause a breach of or default under any representation, warranty or covenant of NSS or any contract, agreement, commitment or obligation to which they or any one of them is a party or by which they or any of their assets or properties may be bound or committed; and (f) will not change their methods of accounting in effect at March 31, 1998, or change any of their methods of reporting income and deductions for Federal income tax purposes from those employed in the preparation of their Federal income tax returns for the taxable year ending March 31, 1998, except as required by changes in laws, regulations or generally accepted accounting principles or changes that are to a preferable accounting method, and approved in writing by NSS's independent certified public accountants.

         Section 4.07. Further Actions. NSS will: (a) execute and deliver such instruments and take such other actions as Summit may reasonably require to carry out the intent of this Agreement; (b) use all reasonable efforts to obtain consents of all third parties and governmental bodies necessary or reasonably desirable for the consummation of the transactions contemplated by this Agreement; (c) diligently support this Agreement in any proceeding before any regulatory authority whose approval of any of the transactions contemplated hereby is required or reasonably desirable or before any court in which litigation in respect thereof is pending; and (d) use its best efforts so that the other conditions precedent to the obligations of Summit set forth in Articles VI and VII hereof are satisfied.

         Section 4.08. Cooperation. Until the Effective Time, NSS will give to Summit and to its representatives, including its accountants, KPMG Peat Marwick LLP, and its legal counsel, full access during normal business hours to all of its property, documents, contracts and records relevant to this Agreement and the Reorganization, will provide such information with respect to its business affairs and properties as Summit from time to time may reasonably request, and will cause its managerial employees, and will use its best efforts to cause its counsel and independent certified public accountants, to be available on reasonable request to answer questions of Summit's representatives covering the business and affairs of NSS or any of its subsidiaries.

         Section 4.09. Copies of Documents. As promptly as practicable, but not later than 30 days after the date hereof, NSS will furnish to or make available to Summit all the documents, contracts, agreements, papers, and writings referred to in the NSS Schedules or called for by the list attached hereto as Exhibit C (the "Post-Signing Document List").

         Section 4.10. Applicable Laws. NSS and its subsidiaries will use their best efforts to comply promptly with all requirements which federal or state law may impose on NSS or any of its subsidiaries with respect to the Reorganization and will promptly cooperate with and furnish information to Summit in connection with any such requirements imposed upon Summit or on any of its subsidiaries in connection with the Reorganization.

         Section 4.11. Agreements of Affiliated Shareholders. NSS agrees to furnish to Summit, not later than 10 business days prior to the date of mailing of the Proxy-Prospectus, a writing setting forth the names of those persons (which will include all individual and beneficial ownership of NSS Stock by such persons and also identifies the manner in which all such beneficially owned shares of NSS Stock are registered on the stock record books of NSS) who in the written opinion of Tyler, Cooper & Alcorn, L.L.P., corporate counsel to NSS (which such opinion need be delivered only to NSS and cited by NSS in its letter), constitute all the affiliates of NSS for the purposes of Rule 145 under the Securities Act (an "NSS Affiliate") and NSS shall use its best efforts to cause each NSS Affiliate to enter into, prior to the date of mailing of the Proxy-Prospectus and effective prior to that date, an agreement, satisfactory in form and substance to Summit, substantially in the form of Exhibit D-1, with respect to Affiliates who are directors or officers of NSS or a subsidiary of NSS, or substantially in the form of Exhibit D-2, with respect to Affiliates who are not directors or officers of NSS or a subsidiary of NSS (an "Affiliate Agreement"); provided, however, that until an Affiliate executes and delivers an Affiliate Agreement to Summit, Summit may refuse to exchange for the Reorganization Consideration the NSS Certificates held by such Affiliate.

         Section 4.12. Loans and Leases to Affiliates. All loans and leases hereafter made by NSS or any of its subsidiaries to any of its present or former directors or executive officers or their respective related interests shall be made only in the ordinary course of business and on the same terms and at the same interest rates as those prevailing for comparable transactions with others and shall not involve more than the normal risk of repayment or present other unfavorable features.

         Section 4.13. Confidentiality. All information furnished by Summit to NSS or its representatives pursuant hereto shall be treated as the sole property of Summit and, if the Reorganization shall not occur, NSS and its representatives shall return to Summit all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information, except that any such confidential information or notes or abstracts therefrom presented to the Board of Directors of NSS or any committee thereof for the purpose of considering this Agreement, the Reorganization and the related transactions may be kept and maintained by NSS with other records of Board, and Board committee, meetings subject to a continuing obligation of confidentiality. NSS shall, and shall use its best efforts to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any purposes other than the performance of this Agreement. The obligation to keep such information confidential shall continue for five years from the date the proposed Reorganization is abandoned and shall not apply to: (i) any information which (x) was legally in NSS's possession prior to the disclosure thereof by Summit, (y) was then generally known to the public, or (z) was disclosed to NSS by a third party not bound by an obligation of confidentiality; or (ii) disclosures made as required by law. It is further agreed that if, in the absence of a protective order or the receipt of a waiver hereunder, NSS is nonetheless, in the written opinion of its outside counsel, compelled to disclose information concerning Summit to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, NSS may disclose such information to such tribunal or governmental body or agency without liability hereunder and shall so notify Summit. This Section 4.13 shall survive any termination of this Agreement.

         Section 4.14. Dividends. NSS will coordinate with Summit the declaration of any dividends and the record and payment dates thereof so that the holders of NSS Stock will not be paid two dividends for a single calendar quarter with respect to their shares of NSS Stock and any shares of Summit Stock they become entitled to receive in the Reorganization or fail to be paid one dividend in each calendar quarter between the date hereof and the Effective Time. NSS will notify Summit at least five business days prior to any proposed dividend declaration date.

         Section 4.15. Acquisition Proposals. NSS agrees that neither NSS nor any of its subsidiaries nor any of the respective officers and directors of NSS or its subsidiaries shall, and NSS shall direct and use its best effort to cause its employees, affiliates, agents and representatives (including, without limitation, any investment banker, broker, financial or investment advisor, attorney or accountant retained by NSS or any of its subsidiaries) not to, initiate, solicit or encourage, directly or indirectly, any inquiries, proposals or offers with respect to, or engage in any negotiations or discussions with any person, provide any nonpublic information, or authorize or enter into any agreement or agreement in principle concerning, or recommend, endorse or otherwise facilitate any effort or attempt to induce or implement, any
Acquisition  Proposal  (as  defined  below).  "Acquisition  Proposal"  is hereby defined
to be any offer, including an exchange offer or tender offer, or proposal concerning a merger, consolidation, or other business combination or takeover transaction involving NSS or any of its subsidiaries or the acquisition of any assets (otherwise than as permitted by Section 4.05) or securities of NSS or any of its subsidiaries. NSS will immediately cease and cause to be terminated any existing activities, discussion or negotiations with any parties conducted heretofore with respect to any of the foregoing. NSS will take the necessary steps to inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section. In addition, NSS will notify Summit by telephone to its chief executive officer or general counsel promptly upon receipt of any communication with respect to a proposed Acquisition Proposal with another person or receipt of a request for information from any governmental or regulatory authority with respect to a proposed acquisition of NSS or any of its subsidiaries or assets by another party, and will immediately deliver as soon as possible by facsimile transmission, receipt acknowledged, to the Summit officer notified as required above a copy of any document relating thereto promptly after any such document is received by NSS.

         Section 4.16 Tax Opinion Certificates. NSS shall execute and deliver to Thompson Coburn any tax opinion certificate reasonably required by Thompson Coburn in connection with the issuance of the Tax Opinions (as defined at Section 6.03), dated as of the date of effectiveness of the Registration Statement and as of the Closing Date (and as of the date the Closing occurs if different than the Closing Date), and NSS shall use reasonable efforts to cause each of its executive officers, directors and holders of five percent (5%) or more of outstanding NSS Stock (including shares beneficially held) to execute and deliver to Thompson Coburn any tax opinion certificate reasonably required by Thompson Coburn in connection with the issuance of one or more of the Tax Opinions, dated as of the date of effectiveness of the Registration Statement and as of the Closing Date (and as of the date the Closing occurs if different than the Closing Date).

         Section 4.17 Directors' and Officers' Insurance. NSS and each of its subsidiaries has taken or will take all requisite action (including, without limitation, the making of claims and the giving of notices) pursuant to its directors' and officers' liability insurance policy or policies ("D&O Insurance") in order to preserve all rights thereunder with respect to all matters (other than matters arising in connection with this Agreement and the transactions contemplated hereby) occurring prior to the Effective Time that are known to NSS. NSS shall renew any existing D&O Insurance or purchase any "discovery period" D&O Insurance provided for thereunder at Summit's request.

         Section 4.18.     Conforming Entries.

         (a) Notwithstanding that NSS believes that NSS and its subsidiaries have established reserves and taken all provisions for possible loan and lease losses required by generally accepted accounting principles and applicable laws, rules and regulations, NSS recognizes that Summit may have adopted different loan, accrual and reserve policies (including loan classification and levels of reserves for possible loan and lease losses). From and after the date of this Agreement, NSS and Summit shall consult and cooperate with each other with respect to conforming the loan, accrual and reserve policies of NSS and its subsidiaries to those policies of Summit, as specified in each case in writing to NSS, based upon such consultation and as hereinafter provided.

         (b) In addition, from and after the date of this Agreement, NSS and Summit shall consult and cooperate with each other with respect to determining appropriate accruals, reserves and charges for NSS to establish and take in respect of excess equipment write-off or write-down of various assets and other appropriate charges and accounting adjustments taking into account the parties' business plan following the Reorganization, as specified in each case in writing to NSS, based upon such consultation and as hereinafter provided.

         (c) NSS and Summit shall consult and cooperate with each other with respect to determining the amount and the timing for recognizing for financial accounting purposes NSS's expenses of the Reorganization and the restructuring charges, if any, related to or to be incurred in connection with the Reorganization.

         (d) With respect to clauses (a) through (c) of this Section 4.19, it is the objective of NSS and Summit that such reserves, accruals, charges and divestitures, if any, to be taken shall be consistent with generally accepted accounting principles.

         Section 4.19 Cooperation with Policies and Procedures. NSS, prior to the Effective Time, shall (i) consult and cooperate with Summit regarding the implementation of those policies and procedures established by Summit for its governance and that of its subsidiaries and not otherwise referenced in Section
4.19 of this Agreement, including, without limitation, policies and procedures pertaining to the accounting, asset/liability management, audit, credit, human resources, treasury and legal functions, and (ii) at the reasonable request of Summit, conform NSS's existing policies and procedures in respect thereof, unless to do so would cause NSS or any of its subsidiaries to be in violation of any law, rule or regulation or requirement of any governmental regulatory authority having jurisdiction over NSS or any of its subsidiaries affected thereby.

         Section 4.20 Environmental Reports. NSS shall disclose to Summit all matters of the types described in Section 2.22 above which NSS would have been required to disclose to Summit on the date hereof if known to NSS on the date hereof, as such become known to NSS between the date hereof and the Effective Time. In addition, Summit may perform, or cause to be performed, a phase one environmental investigation, an asbestos survey, or both of the foregoing, (i) within 90 days following the date of this Agreement, on all real property owned, leased or operated by NSS or any of its subsidiaries as of the date of this Agreement (but excluding space in retail or similar establishments leased by NSS for automatic teller machines or leased bank branch facilities where the space leased by NSS comprises less than 20% of the total space leased to all tenants of such property), and (ii) within 15 days after being notified by NSS of the acquisition or lease of any real property by it or its subsidiaries after the date of this Agreement, on the real property so acquired or leased (but excluding space in retail or similar establishments leased by NSS for automatic teller machines or leased bank branch facilities where the space leased by NSS comprises less than 20% of the total space leased to all tenants of such property). If the results of the phase one investigation indicate, in the reasonable opinion of Summit, that additional investigation is warranted, Summit may at its expense, within 15 days after receipt of the particular phase one report, perform or cause to be performed a phase two investigation on the property or properties deemed by Summit to warrant such additional study or notify NSS and an environmental consulting firm within 15 days after the receipt of the particular phase one report that the environmental consulting firm should promptly commence a phase two investigation. If the cost of taking all remedial or other corrective actions and measures (as required by applicable law, as recommended or suggested by phase one or phase two investigation reports or as may be prudent in light of serious life, health or safety concerns), if any, is in the aggregate in excess of $1,000,000, as reasonably estimated by an environmental expert retained for such purpose by Summit at its sole expense, or if the cost of such actions and measures cannot be so reasonably estimated by such expert to be such amount or less with any reasonable degree of certainty, Summit shall have the right pursuant to Section 9.02(d)(3) of this Agreement to terminate this Agreement.

                                   ARTICLE V.

                               COVENANTS OF SUMMIT

         Summit hereby covenants and agrees with NSS that:

         Section 5.01. Approvals and Registrations. Based on such assistance and cooperation of NSS as Summit shall reasonably request, Summit will use its best efforts to prepare and file (a) with the SEC, the Registration Statement, (b) with the Federal Reserve Board, an application for approval of the Reorganization, (c) with the Connecticut Commissioner of Banking, an application for approval of the Reorganization the other transactions contemplated hereby, and (d) with the NYSE, an application for the listing of the shares of Summit Stock issuable upon the Reorganization, subject to official notice of issuance, except that Summit shall have no obligation to file a new registration statement or a post-effective amendment to the Registration Statement covering any reoffering of Summit Stock by NSS Affiliates. Summit covenants and agrees that all information furnished by Summit for inclusion in the Registration Statement, the Proxy-Prospectus, and all applications and submissions for the Required Consents will comply in all material respects with the provisions of applicable law, including the Securities Act and the Exchange Act and the rules and regulations of the SEC and the Federal Reserve Board and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Summit will furnish to Sandler O'Neill such information as Sandler O'Neill may reasonably request for purposes of the opinion referred to in
Section 8.07.

         Section 5.02. Notice of Adverse Changes. Summit will promptly advise NSS in writing of (a) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of Summit contained in this Agreement or the Summit Schedules, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect, (b) any Summit Material Adverse Change, (c) any inability or perceived inability of Summit to perform or comply with the terms or conditions of this Agreement, (d) the institution or threat of institution of litigation or administrative proceeding involving Summit or its assets which, if determined adversely to Summit, would have a Summit Material Adverse Effect or a material adverse effect on the Reorganization, (e) any governmental complaint, investigation, or hearing or communication indicating that such litigation or administrative proceeding is contemplated, (f) any written notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by Summit subsequent to the date hereof and prior to the Effective Time, under any agreement, indenture or instrument to which Summit is a party or is subject and which is material to the business, operation or condition (financial or otherwise) of Summit and its subsidiaries, on a consolidated basis, and (g) any written notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement including the Reorganization. Summit agrees that the delivery of such notice shall not constitute a waiver by NSS of any of the provisions of Articles VI or VIII.

         Section 5.03. Copies of Filings. Summit shall promptly provide to NSS and its counsel copies of the application filed with the Federal Reserve Board, all reports filed by it with the SEC on Forms 10-Q, 8-K and 10-K and all documents to be distributed in any manner to the shareholders of Summit.

         Section 5.04. Further Actions. Summit will: (a) execute and deliver such instruments and take such other actions as NSS may reasonably require to carry out the intent of this Agreement; (b) use all reasonable efforts to obtain consents of all third parties and governmental bodies necessary or reasonably desirable for the consummation of the transactions contemplated by this Agreement; (c) diligently support this Agreement in any proceeding before any regulatory authority whose approval of any of the transactions contemplated hereby is required or reasonably desirable or before any court in which litigation in respect thereof is pending; and (d) use its best efforts so that the other conditions precedent to the obligations of NSS set forth in Articles VI and VIII hereof are satisfied.

         Section 5.05. Applicable Laws. Summit will use its best efforts to comply promptly with all requirements which federal or state law may impose on Summit with respect to the Reorganization and will promptly cooperate with and furnish information to NSS in connection with any such requirements imposed upon NSS or on any of its subsidiaries in connection with the Reorganization.

         Section 5.06. Unpaid NSS Dividends. By virtue of the Reorganization and without further action on anyone's part, Summit shall assume the obligation of NSS to pay dividends, if any, on NSS Stock which have a record date prior to the Effective Time but which are not payable until after the Effective Time.

         Section 5.07. Cooperation. Until the Effective Time, Summit will provide such information with respect to its business affairs and properties as NSS from time to time may reasonably request, and will cause its managerial employees, counsel and independent certified public accountants to be available on reasonable request to answer questions of NSS's representatives covering the business and affairs of Summit or any of its subsidiaries.

         Section 5.08. Confidentiality. All information furnished by NSS to Summit or its representatives pursuant hereto shall be treated as the sole property of NSS and, if the Reorganization shall not occur, Summit and its representatives shall return to NSS all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information, except that any such confidential information or notes or abstracts therefrom presented to the Board of Directors of Summit or any committee thereof for the purpose of considering this Agreement, the Reorganization and the related transactions may be kept and maintained by Summit with other records of Board, and Board committee, meetings subject to a continuing obligation of confidentiality. Summit shall, and shall use its best efforts, to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall continue for five years from the date the proposed Reorganization is abandoned and shall not apply to: (i) any information which (x) was legally in Summit's possession prior to the disclosure thereof by NSS, (y) was then generally known to the public, or (z) was disclosed to Summit by a third party not bound by an obligation of confidentiality; or (ii) disclosures made as required by law. It is further agreed that if, in the absence of a protective order or the receipt of a waiver hereunder, Summit is nonetheless, in the written opinion of its counsel, compelled to disclose information concerning NSS to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, Summit may disclose such information to such tribunal or governmental body or agency without liability hereunder and shall so notify NSS in advance to the extent practicable. This Section 5.08 shall survive any termination of this Agreement.

         Section 5.09. Further Transactions. Summit continually evaluates possible acquisitions and may prior to the Effective Time enter into one or more agreements providing for, and may consummate the acquisition by it of another bank, association, bank holding company, savings and loan holding company or other company (or the assets thereof) for consideration that may include Summit Stock. In addition, prior to the Effective Time, Summit may, depending on market conditions and other factors, otherwise determine to issue Equity Securities or other securities for financing purposes. Notwithstanding the foregoing, Summit will not take any such action that would
(i) prevent the transactions contemplated hereby from qualifying as a reorganization within the meaning of Section 368 of the Code or (ii) materially impede or delay receipt of any Required Consent or the consummation of the transactions contemplated by this Agreement for more than 60 days.

         Section 5.10.     Indemnification.

         (a) Summit shall indemnify, and advance expenses in matters that may be subject to indemnification to, persons who served as directors and officers of NSS or any subsidiary of NSS on or before the Effective Time with respect to liabilities and claims (and related expenses, including fees and disbursements of counsel) made against them resulting from their service as such prior to the Effective Time in accordance with and subject to the requirements and other provisions of the Restated Certificate of Incorporation and By-Laws of Summit in effect on the date of this Agreement and applicable provisions of law to the same extent as Summit is obliged thereunder to indemnify and advance expenses to its own directors and officers with respect to liabilities and claims made against them resulting from their service for Summit; provided, however, that during such time as NSS or any subsidiary of NSS shall remain a separate corporate entity organized under the laws of the State of Connecticut, then the indemnification and advancement of expenses provided for in this Section 5.01(a) for the directors and officers of such separate corporate entity shall be made in accordance with and subject to the requirements of the certificate of incorporation and by-laws of the particular separate corporate entity in effect on the date of this Agreement and applicable provisions of Connecticut law.

         (b) Subject to NSS's obligation set forth at Section 4.18: For a period of six (6) years after the Effective Time, Summit will use its best efforts to provide to the persons who served as directors or officers of NSS or any subsidiary of NSS on or before the Effective Time insurance against liabilities and claims (and related expenses) made against them resulting from their service as such prior to the Effective Time comparable in coverage to that provided by Summit to its own directors and officers, but, if not available on commercially reasonable terms, then coverage substantially similar in all material respects to the insurance coverage provided to them in such capacities at the date hereof; provided, however, that in no event shall Summit be required to expend more than 200% of the current amount expended by NSS on an annual basis (the "Insurance Amount") to maintain or procure insurance coverage pursuant hereto, and, further provided, that if Summit is unable to maintain or obtain the insurance called for by this Section 5.10, Summit shall use its best efforts to obtain as much comparable insurance as is available for the Insurance Amount.

         (c) This Section 5.10 shall be construed as an agreement as to which the directors and officers of NSS referred to herein are intended to be third party beneficiaries and shall be enforceable by the such persons and their heirs and representatives.


         Section 5.11.     Employee Matters.

         (a) After the Effective Time, Summit may in its discretion maintain, terminate, merge or dispose of the NSS Plans; provided, however, that any action taken by Summit shall comply with ERISA and any other applicable laws, including laws regarding the preservation of employee pension benefit plan benefits and, provided further, that if Summit maintains a defined contribution plan, defined benefit plan or health and welfare plan available to all its employees generally which is similar a NSS Plan which is, respectively, a defined contribution plan, defined benefit plan or health and welfare plan available to all NSS employees generally, then, if such NSS Plan is terminated by Summit or is otherwise rendered inactive by Summit, Summit shall offer to the former employees of NSS affected by such plan termination or cessation of activity the opportunity to participate in the similar plan of Summit.

         (b) Summit shall assume the obligations of NSS under the Officer Agreements.

         (c) Members of the Board of Directors of Bank on the date hereof ("Bank Board Members") shall be entitled to continue their service as Directors of the Bank after the Effective Time until the earlier to occur of (i) the expiration of one year following the Effective Time, or (ii) the merger of Bank into a wholly owned bank subsidiary of Summit not organized under the laws of the State of Connecticut (the "Bank Merger"), provided that if the Bank Merger occurs prior to the expiration of a one year period following the Effective Time, Bank Board Members may continue to serve for the balance of such one year period on a separately constituted Connecticut advisory board of directors to the surviving bank in the Bank Merger, and provided further that service on the Bank Board of Directors after the Effective Time shall continue to be subject to applicable provisions of the Bank's certificate of incorporation, by-laws and Connecticut law.


                                   ARTICLE VI.

              CONDITIONS PRECEDENT TO THE RESPECTIVE OBLIGATIONS OF
                                 SUMMIT AND NSS

         The respective obligations of Summit and NSS under this Agreement to consummate the Reorganization are subject to the simultaneous satisfaction of all the following conditions, compliance with which or the occurrence of which may only be waived in whole or in part in writing by Summit and NSS in accordance with Section 10.09:

         Section 6.01. Receipt of Required Consents. Summit and NSS shall have received the Required Consents; the Required Consents shall not, in the reasonable opinion of Summit, contain restrictions or limitations which would materially adversely affect the financial condition of Summit after consummation of the Reorganization; the Required Consents and the transactions contemplated hereby shall not be contested by any federal or state governmental authority; and the Required Consents needed for the Reorganization shall have been obtained and shall not have been withdrawn or suspended.

         Section 6.02. Effective Registration Statement. The Registration Statement shall have been declared effective by the SEC; no stop order suspending the effectiveness of the Registration Statement shall have been issued and remain in effect; and no proceeding for that purpose shall have been initiated or, to the knowledge of Summit or NSS, shall be contemplated or threatened by the SEC.

         Section 6.03. Tax Matters. At the time of effectiveness of the Registration Statement and at the Closing Date (and at the date the Closing occurs if different than the Closing Date), Summit and NSS shall have received from Thompson Coburn an opinion (the "Tax Opinion"), reasonably satisfactory in form and substance to them, to the effect that (a) the Reorganization will constitute a tax-free reorganization within the meaning of Section 368 of the Code, (b) except with respect to fractional share interests, holders of NSS Stock who receive solely Summit Stock in the Reorganization will not recognize gain or loss for federal income tax purposes, (c) the basis of such Summit Stock (including any fractional share for which cash is received) will equal the basis of the NSS Stock for which it is exchanged and (d) the holding period of such Summit Stock (including any fractional share for which cash is received) will include the holding period of the NSS Stock for which it is exchanged, assuming that such NSS Stock is a capital asset in the hands of the holder thereof at the Effective Time.

In addition, no condition or set of facts or circumstances shall exist which will either (x) preclude any of the parties to this Agreement from satisfying the terms or conditions of, or assumptions made in, the Tax Opinion, as the case may be, or (y) result in any of the factual assumptions contained in the Tax Opinion being untrue.

         Section 6.04. Absence of Litigation. No investigation by any state or federal agency, and no action, suit, arbitration or proceeding before any court, state or federal agency, panel or governmental or regulatory body or authority, shall have been instituted or threatened against Summit or any of its subsidiaries, or NSS or any of its subsidiaries, that is material to the Reorganization or to the financial condition of Summit and its subsidiaries, on a consolidated basis, or NSS and its subsidiaries, on a consolidated basis, as the case may be. No order, decree, judgment, or regulation shall have been entered or law or regulation adopted by any such agency, panel, body or authority which enjoined or has a material adverse effect upon the Reorganization or on the financial condition of Summit and its subsidiaries, on a consolidated basis, or NSS and its subsidiaries, on a consolidated basis, as the case may be.

         Section 6.05. NYSE Listing. The NYSE shall have indicated that the shares of Summit Stock to be issued in the Reorganization are to be listed on the NYSE, subject to official notice of issuance.


                                  ARTICLE VII.

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SUMMIT

         The obligation of Summit to consummate the Reorganization is subject to the simultaneous satisfaction of all of the following conditions, compliance with which or the occurrence of which may be waived in whole or in part by Summit in writing in accordance with Section 10.09:

         Section 7.01. No Adverse Changes. There shall not have occurred at any time after March 31, 1998 any NSS Material Adverse Change or any material loss or damage to the properties of NSS or any of its subsidiaries, whether or not insured, which materially affects the ability of NSS and its subsidiaries, on a consolidated basis, to conduct their business.

         Section 7.02. Representations and Covenants. Except with respect to matters resulting from transactions specifically contemplated by this Agreement, all representations and warranties made by NSS in this Agreement and the NSS Schedules and the material furnished pursuant to the Post-Signing Document List shall be true and correct in all material respects on the date of this Agreement and on the date the Closing occurs with the same force and effect as if such representations and warranties were being made on such date. NSS shall have complied in all material respects with all covenants and agreements contained herein to be performed by NSS.

         Section 7.03. Secretary's Certificate. NSS shall have furnished to Summit a certificate dated the date the Closing occurs to which shall be attached copies of all resolutions adopted or minutes of actions taken by the Board of Directors (including committees thereof) and shareholders of NSS relating to this Agreement, the Option Agreement and the Reorganization and related transactions, which such certificate shall be signed by the Secretary of NSS and certify to the satisfaction of the condition set forth in Section 7.09 and the trueness, correctness, completeness and continuing effectiveness of all resolutions and actions contained or referenced in the aforementioned attachments.

         Section 7.04. Officer's Certificate. NSS shall have furnished to Summit a certificate signed by the Chief Executive Officer of NSS, dated the date the Closing occurs, certifying to the satisfaction of the conditions set forth at Sections 6.01, 6.02 (last clause), 6.03 (last paragraph) and Section 6.04, as they relate to NSS, and at Sections 7.01, 7.02, 7.07 and 7.10.

         Section 7.05. Opinion of NSS's Counsel. Summit shall have received an opinion of counsel to NSS, dated the date the Closing occurs and reasonably satisfactory in form and substance to counsel for Summit, substantially to the effect provided in Exhibit E.

         Section 7.06. Approvals of Legal Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to counsel to Summit, and such counsel shall have been furnished with certified copies of actions and proceedings and such other documents and instruments as they shall have reasonably requested.

         Section 7.07. Consents to NSS Contracts. All consents, approvals or waivers, in form and substance reasonably satisfactory to Summit, required to be obtained in connection with the Reorganization from other parties to each mortgage, note, lease, permit, franchise, loan or other agreement or contract to which NSS or any of its subsidiaries is a party or by which they or any of their assets or properties may be bound or committed, which contract is material to the business, franchises, operations, assets or condition (financial or otherwise) of NSS and its subsidiaries, on a consolidated basis, shall have been obtained.

         Section 7.08. FIRPTA Affidavit. NSS shall have delivered to Summit an affidavit of an executive officer of NSS dated the date the Closing occurs stating, under penalties of perjury, that NSS is not and has not been a United States real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

         Section 7.09. Shareholder Approval. The shareholders of NSS, at the meeting contemplated by this Agreement, shall have authorized and approved the Reorganization and this Agreement and all transactions contemplated by this Agreement as and to the extent required by all applicable laws and regulations and the provisions of NSS's Certificate of Incorporation and By-Laws.

         Section 7.10. Absence of Regulatory Agreements. Neither NSS nor any NSS subsidiary shall be a party to any agreement or memorandum of understanding with, or commitment letter to, or board of directors resolution submitted to or similar undertaking made to, or be subject to any order or directive by, or be a recipient of any extraordinary supervisory letter from, any governmental or regulatory authority which restricts materially the conduct of its respective business or has a material adverse effect upon the Reorganization or upon the financial condition of Bank or of NSS and its subsidiaries, on a consolidated basis, and neither NSS nor Bank shall have been advised by any governmental or regulatory authority that such authority is contemplating issuing or requesting, or considering the appropriateness of issuing or requesting, any of the foregoing.

         Section 7.11. Affiliate Agreements. After the Effective Time, Summit may refuse to exchange for the Reorganization Consideration the NSS Certificates of a NSS Affiliate who has failed to deliver an executed Affiliate Agreement to Summit and Summit may treat such NSS Affiliate for all purposes as an unexchanged NSS Shareholder until such time as the NSS Affiliate shall deliver to it an executed Affiliate Agreement.

The receipt of the documents required by this Article VII by Summit shall in no way constitute a waiver by Summit of any of the provisions of or its rights under this Agreement.


                                  ARTICLE VIII

                  CONDITIONS PRECEDENT TO THE OBLIGATION OF NSS

         The obligation of NSS to consummate the Reorganization is subject to the simultaneous satisfaction of all of the following conditions, compliance with which or the occurrence of which may be waived in whole or in part by NSS in writing in accordance with Section 10.09:

         Section 8.01. No Adverse Changes. There shall not have occurred at any time after March 31, 1998 any Summit Material Adverse Change or any material loss or damage to the properties of Summit or its subsidiaries, whether or not insured, which materially affects the ability of Summit and its subsidiaries, on a consolidated basis, to conduct their business.

         Section 8.02. Representations and Covenants. Except with respect to matters resulting from transactions specifically contemplated by this Agreement, all representations and warranties made by Summit in this Agreement and in the Summit Schedules shall be true and correct in all material respects on the date of this Agreement and on the date the Closing occurs with the same force and effect as if such representations and warranties were made on such date. Summit shall have complied in all material respects with all covenants and agreements contained herein or therein to be performed by Summit. By way of illustration and not limitation, the entry by Summit after the date hereof into any agreement to acquire any company or other entity, the issuance of up to $1 billion of debt or equity or a combination of debt and equity in public or private offerings, the issuance of Series R Preferred Stock pursuant to the Summit Rights Agreement, the redemption or repurchase by Summit of its capital stock, the Summit Rights or the Series R Preferred Stock issuable pursuant to the Rights Agreement, and any transactions reasonably necessary or appropriate in connection therewith, are specifically permitted by this Agreement; provided, however, that Summit agrees that it will not permit any such transaction to cause any unreasonable delay in the consummation of the Reorganization or other transactions contemplated by this Agreement.

         Section 8.03.     Secretary's Certificate.

         (a) Summit shall have furnished to NSS a certificate dated the date the Closing occurs to which shall be attached copies of all resolutions adopted or minutes of actions taken by the Board of Directors (including committees thereof) of Summit relating to this Agreement, the Option Agreement and the Reorganization and related transactions, which such certificate shall be signed by the Secretary of Summit and certify to the trueness, correctness, completeness and continuing effectiveness of all resolutions and actions contained or referenced in the aforementioned attachments.

         (b) In the event Summit has elected to effect the Reorganization as a merger pursuant to Section 1.01(a)(2), SummitSub shall have furnished to NSS a certificate dated the date the Closing occurs to which shall be attached copies of all resolutions adopted or minutes of actions taken by the Board of Directors (including committees thereof) of
SummitSub   relating  to  this  Agreement,   the   Reorganization   and  related
transactions, which such certificate shall be signed by the Secretary of SummitSub and certify to the trueness, correctness, completeness and continuing effectiveness of all resolutions and actions contained or referenced in the aforementioned attachments.

         Section 8.04. Officer's Certificate. Summit shall have furnished to NSS a certificate signed by the Chairman, Vice Chairman, President or an Executive Vice President of Summit, dated the date the Closing occurs, certifying to the satisfaction of the conditions set forth at Sections 6.01 and 6.02, the last paragraph of Section 6.03, and Sections 6.04 and 6.05, as they relate to Summit, and Sections 8.01, 8.02 and 8.08.

         Section 8.05. Opinion of Summit Counsel. NSS shall have received an opinion of the General Counsel of Summit, dated the date the Closing occurs and reasonably satisfactory in form and substance to counsel for NSS, substantially to the effect provided in Exhibit F.

         Section 8.06. Approvals of Legal Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to counsel to NSS, and such counsel shall have been furnished with certified copies of actions and proceedings and such other documents and instruments as they shall have reasonably requested.

         Section 8.07. Fairness Opinion. The Proxy-Prospectus shall have contained the favorable signed opinion of Sandler O'Neill, dated the date of the Proxy-Prospectus or a date not more than five business days prior thereto, regarding the fairness from a financial point of view of the Exchange Ratio to the shareholders of NSS in the Reorganization.

         Section 8.08. Absence of Regulatory Agreements. Neither Summit nor any of its bank subsidiaries shall be a party to any agreement or memorandum of understanding with, or commitment letter to, or board of directors resolution submitted to or similar undertaking made to, or be subject to any order or directive by, or be a recipient of any extraordinary supervisory letter from, any governmental or regulatory authority which restricts materially the conduct of Summit's business or has a material adverse effect upon the Reorganization or upon the financial condition of Summit and its subsidiaries taken as a whole, and neither Summit nor any of its bank subsidiaries shall have been advised by any governmental or regulatory authority that such authority is contemplating issuing or requesting, or considering the appropriateness of issuing or requesting, any of the foregoing.

         Section 8.09. NSS and SummitSub Shareholder Approval. The shareholders of NSS, at the meeting contemplated by this Agreement, shall have authorized and approved the Reorganization and this Agreement and all transactions contemplated by this Agreement as and to the extent required by all applicable laws and regulations and the provisions of NSS's Certificate of Incorporation and By-Laws, and, in the event Summit has elected to effect the Reorganization as a merger pursuant to Section 1.01(a)(2), the sole shareholder of SummitSub shall have authorized and approved the Reorganization and this Agreement and all transactions contemplated by this Agreement as and to the extent required by all applicable laws and regulations and the provisions of SummitSub's certificate or articles of incorporation and by-laws.

The receipt of the documents required by this Article VIII by NSS shall in no way constitute a waiver by NSS of any of the provisions of or its rights under this Agreement.

                                   ARTICLE IX

                           CLOSING; TERMINATION RIGHTS

         Section 9.01. Closing. The closing of the Reorganization (the "Closing") shall take place on the date which is 32 days after the last to occur of the following ("Scheduled Date"), unless Summit, subject to the second sentence of this Section 9.01, shall designate a date for the Closing which is prior to the Scheduled Date in a writing ("Closing Notice") delivered to NSS at least five (5) business days prior to the date designated therein for Closing, or unless prior to the Scheduled Date the parties agree to a different date:

         (i) the date of the approval of the Reorganization by the shareholders of NSS in accordance with Section 7.09;

         (ii) if the transactions contemplated by this Agreement are being contested in any legal proceeding, the date that such proceeding has been brought to a conclusion favorable, in the judgment of Summit and NSS, to the consummation of the transactions contemplated herein or such prior date as Summit and NSS shall elect, whether or not such proceeding has been brought to a conclusion; or

         (iii) the date of receipt of the last of the Required Consents (and the expiration of any required waiting period required by statute or incorporated into such Required Consents);

and the date of Closing determined in accordance with the foregoing provisions is referred to herein as the "Closing Date". Summit will use its best efforts, to the extent it has discretion to set a Closing Date pursuant to the first sentence of this Section 9.01, to set a Closing Date which is on or prior to January 2, 1999 and to fullfill its obligation under this Agreement to close on such date. The Closing shall take place at the office of Summit, 301 Carnegie Center, Princeton, New Jersey, commencing at 10:00 a.m. on the date the Closing is held, unless the parties agree to a different place or commencement time. At the Closing, the parties will exchange certificates, legal opinions and other documents for the purpose of determining whether the conditions precedent to the obligations of the parties set forth herein have been satisfied or waived. After all such conditions have been satisfied or waived, Summit shall cause the Reorganization Certificate to be filed as promptly as practicable following the Closing, but in no event later than one business day following the date the Closing shall occur. All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed so taken, executed and delivered simultaneously, and no proceedings shall be deemed taken or any documents executed or delivered until all have been taken, executed or delivered.

         Section 9.02.     Termination Rights.

         (a) The Board of Directors of NSS or Summit may terminate this Agreement in the event that:

                  (1) the  shareholders  of NSS at the  meeting of  shareholders contemplated by Section 4.03, called for the purpose of approving the Reorganization, this Agreement and the transactions contemplated by this Agreement, upon voting, shall have failed to approve the Reorganization, this Agreement and the transactions contemplated hereby by the requisite vote;

                  (2) a material breach of a warranty or representation or covenant made by the other party shall have occurred and such breach has not been cured, or is not capable of being cured, within 30 days after written notice of the existence thereof shall have been given to the other party (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein);

                  (3) NSS's investment banker is unable to deliver to NSS by October 31, 1998 the opinion required by Section 8.07; or

                  (4) the Closing is not consummated on or before March 1, 1999, unless the failure of such occurrence shall be due solely to a material breach of any representation, warranty, covenant or other agreement contained herein by the party seeking to terminate this Agreement or the failure of such party to fulfill a condition to Closing provided for herein or observe or perform an agreements set forth in this Agreement required to be performed or observed by such party prior to Closing.

         (b) If either party shall refuse to close on the Closing Date because all the conditions to its obligation to close set forth in Article VI shall not have been met, the parties shall conduct the Closing as promptly as practicable after all such conditions have been satisfied. In the event the failure of such a condition is due to one or more material breaches of a representation, warranty, covenant or other agreement contained herein, the Board of Directors of a party not in breach may, during the period any breach remains uncured, terminate this Agreement by giving written notice of such termination to the other party.

         (c) If either party shall refuse to close on the Closing Date because all the conditions to its obligation to close set forth in Article VII or VIII shall not have been met (other than a failure of the condition set forth at
Section 7.09 or 8.09 due to the circumstances set forth in Section 9.02(a)(1) hereof, a failure of the condition set forth at Section 8.07 due to the circumstances set forth at Section 9.02(a)(3) hereof or a refusal of Summit to close due to a failure of the condition set forth at Section 7.12 hereof caused by an act or omission of Summit): (i) the parties shall conduct the Closing as promptly as practicable after all such conditions have been satisfied, and (ii) the Board of Directors of such party may, during the period the failed condition continues, terminate this Agreement by giving written notice of such termination to the other party unless such party itself has failed to satisfy a condition to the other party's Closing obligation or is in material breach of a representation, warranty, covenant or other agreement contained herein.

         (d) The Board of Directors of Summit may terminate this Agreement:

                  (1) at any time if NSS does not execute and deliver the Option Agreement by the day immediately following the date hereof;

                  (2) at any time prior to the meeting of NSS shareholders contemplated by Section 4.03, if the Board of Directors of NSS fails to recommend approval of this Agreement and the Reorganization and other transactions contemplated hereby in the Proxy-Prospectus ("Recommendation") or withdraws, modifies or changes, or votes to withdraw, modify or change, its Recommendation or its intention to make the Recommendation as represented and warranted at Section 2.08; or

                  (3) as provided at Section 4.20.

         (e) The Board of Directors of NSS may terminate this Agreement at any time during the ten-day period commencing the second day after the Determination Date (as defined at (i) below) if the Summit Price (as defined at (ii) below) is less than $39.11 and the quotient obtained by dividing the Summit Price by $47.125 is more than .17 less than the quotient obtained by dividing the Determination Date Index Price (as defined at (iii) below) by the Starting Date Index Price (as defined at (iv) below). For purposes of this Section 9.02(e):

         (i) "Determination Date" means the date of the Required Consent given by the Federal Reserve Board.

         (ii) "Summit Price" means the average of the closing prices of a share of Summit Stock on the NYSE Composite Transactions List (as reported in The Wall Street Journal or, in the absence thereof, as reported by another authoritative source mutually agreed upon by NSS and Summit) for the 10 consecutive full trading days, ending on the Determination Date, on which one share of Summit Stock is traded.

         (iii) "Determination Date Index Price" means the average of the closing prices of the common stock of the companies in the Index Group (as defined at (v) below) on the NYSE Composite Transactions List (as reported in The Wall Street Journal or, in the absence thereof, as reported by another authoritative source mutually agreed upon by NSS and Summit) for the 10 consecutive full trading days ending on the Determination Date.

         (iv) "Starting Date Index Price" means the average of the closing prices on the Starting Date (as defined at (vi) below) of the companies in the Index Group as of the Determination Date.

         (v) "Index Group" means the bank holding companies listed below; provided, however, that if between the Starting Date and the Determination Date the common stock of any such company ceases to be publicly traded, an announcement is made of a proposal for such company to be acquired or an announcement is made of a proposal by such company to acquire another company or companies in transactions with a value exceeding 25% of such acquiror's market capitalization as of the Starting Date, then, in such event, for purposes of calculating the Index Price in all cases, such company will be removed from the Index Group. If any company in the Index Group or Summit declares or effects a stock dividend, reclassification, recapitalization, split- up, combination, exchange of shares or similar transaction between the Starting Date and the Determination Date, the closing price of the common stock of such company or Summit, as the case may be, on the Starting Date shall be appropriately adjusted for the purposes of applying this Section 9.02(e). The bank holding companies in the Index Group are as follows:

                  Bank Holding Companies
                  AmSouth Bancorp
                  BB&T Corporation
                  Comerica Incorporated
                  Crestar Financial Corporation
                  Fifth Third Bancorp
                  Firstar Corporation
                  First Security Corp.

                  Huntington Bancshares, Inc.
                  Keystone Financial, Inc.
                  Marshall & Ilsley Corporation
                  Mellon Bank Corporation
                  Mercantile Bancorp
                  Old Kent Financial Corporation
                  Regions Financial Corporation
                  SouthTrust Corporation
                  Star Banc Corporation
                  Union Planters Corp.
                  Wilmington Trust Corporation

         (vi) "Starting Date" means June 16, 1998.

         Section 9.03.     Effects of a Termination; Certain Expenses.

         (a) Upon a termination of this Agreement pursuant to this Section 9.02 hereof:

                  (1) the obligations of the parties under this Agreement (except for those under this Section 9.03 and Sections 4.13 and 5.08) shall terminate and be of no further force or effect and each party shall be mutually released and discharged from liability to the other party or to any third parties hereunder, and

                  (2) no party shall be liable to any other party for any costs or expenses paid or incurred in connection herewith by such other party, except that expenses incurred in connection with printing the Proxy-Prospectus and the Registration Statement, and the filing fees of regulatory authorities or self-regulatory organizations, shall be borne equally by Summit and NSS; provided, however, that: (A) if NSS terminates this Agreement pursuant to
Section 9.02(a)(2) or Section 9.02(c), Summit shall reimburse NSS for its out-of-pocket expenses reasonably incurred in connection with this Agreement, including counsel fees and the printing and filing fees referred to above, but excluding any brokers', finders' or investment bankers' fees; and (B) if Summit terminates this Agreement pursuant to Section 9.02(a)(2), Section 9.02(c) or
Section 9.02(d), NSS shall reimburse Summit for its out-of-pocket expenses reasonably incurred in connection with this Agreement, including counsel fees and the printing and filing fees referred to above, but excluding any brokers', finders' or investment bankers' fees.

         (b) Notwithstanding any termination of this Agreement, (i) NSS shall indemnify and hold Summit harmless from and against any claim by any broker or finder asserting a right to brokerage commissions or finders' fees as a result of any action allegedly taken by or understanding allegedly reached with NSS and
(ii) Summit shall indemnify and hold NSS harmless from and against any claim by any broker or finder asserting a right to brokerage commissions or finders' fees as a result of any action allegedly taken by or understanding allegedly reached with Summit.

         (c) Except as provided otherwise herein in the event of a termination of this Agreement, NSS and its subsidiaries shall bear their own expenses incident to preparing, entering into and carrying out this Agreement and to consummating the Reorganization, provided, however, that Summit shall pay all printing expenses and filing fees associated with the Registration Statement, the Proxy-Prospectus and regulatory applications.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.01. Press Releases. At all times until the Closing Date or the termination of this Agreement, each party shall promptly advise and consult with the other prior to issuing, or permitting any of its subsidiaries, directors, officers, employees or agents to issue, any press release or other information to the press or any third party with respect to this Agreement or the transactions contemplated hereby.

         Section 10.02. Article and Section Headings. Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 10.03. Entire Agreement; Amendments. This Agreement, the NSS Schedules, the Summit Schedules and the Exhibits hereto and the Option Agreement to be entered into by the parties hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein or therein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby (or in the case of a termination occurring pursuant to Section 9.02 hereof by the party exercising a right to terminate this Agreement). No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof or thereof (whether or not similar), nor shall any waiver constitute a continuing waiver unless otherwise expressly provided in the instrument granting such waiver. The parties hereto may amend or modify this Agreement in such manner as may be agreed upon by a written instrument executed by the parties, except that, after the meeting described in Section 7.09 hereof, no such amendment or modification shall reduce the amount of, or change the forms of consideration to be received by the shareholders of NSS contemplated by this Agreement, unless such modification is submitted to a vote of the shareholders of NSS.

         Section 10.04. Survival of Representations, Warranties and Covenants. No investigation made by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties which are contained herein and each such representation and warranty shall survive such investigation. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those representations, covenants and agreements contained herein and therein which by their terms apply in whole or in part after the Effective Time.

         Section 10.05. Notices. Any notice or other communication required or permitted hereunder shall be in writing, and shall be deemed to have been given, unless otherwise specified in a particular provision of this Agreement, if placed in the mail, registered or certified, postage prepaid, or if delivered personally or by courier, receipt requested, or by facsimile transmission, receipt acknowledged addressed as follows:

         Summit:                                 Summit Bancorp.
                                                 Attn: John G. Collins
                                                 301 Carnegie Center
                                                 P.O. Box 2066

                                                 Princeton, NJ   08543-2066
                                                 Telephone No.:  609-987-3422
                                                 Facsimile No.:  609-987-3435


         With a copy to:                         Richard F. Ober, Jr., Esq.
                                                 Summit Bancorp.
                                                 301 Carnegie Center
                                                 P.O. Box 2066
                                                 Princeton, NJ 08543-2066
                                                 Telephone No.:  609-987-3430
                                                 Facsimile No.:  609-987-3435

         NSS:                                    NSS Bancorp, Inc.
                                                 Attn: Robert T. Judson
                                                 48 Wall Street
                                                 Norwalk, Connecticut  06850
                                                 Telephone No.: 203-838-4545
                                                 Facsimile No.: 203-899-2523

         With a copy to:                         William W. Bouton III, Esq.
                                                 Tyler, Cooper & Alcorn, L.L.P.
                                                 City Place - 35th Floor
                                                 Hartford, Connecticut  06103
                                                 Telephone No.: 860-725-6210
                                                 Facsimile No.: 860-278-3802

or to such other address as such party may designate by notice to the others, which change of address shall be deemed to have been given upon receipt.

         A notice or other communication hereunder shall be deemed delivered (i) if mailed by certified or registered mail to the proper address, with adequate postage prepaid, on the fifth business day following posting or (ii) if delivered by other means, when received by the party to whom it is directed.

         Section 10.06. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

         Section 10.07. Counterparts. This Agreement is being executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 10.08. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 10.09. Extensions; Waivers and Consents. Either party hereto, by written instrument signed by its Chairman, Vice Chairman, President, or Chief Financial Officer, may extend the time for the performance of any of the obligations of the other party hereto, and may waive, at any time before or after approval of this Agreement and the transactions contemplated hereby by the shareholders of NSS, subject to the provisions of
Section 10.03 hereof: (i) any inaccuracies of the other party in the representations and warranties in this Agreement or any other document delivered pursuant hereto or thereto; (ii) compliance with any of the covenants or agreements of the other party contained in this Agreement; (iii) the performance (including performance to the satisfaction of a party or its counsel) by the other party of any of its obligations hereunder or thereunder; and (iv) the satisfaction of any conditions to the obligations of the waiving party hereunder or thereunder. Any consent or approval of a party hereunder shall be effective only if signed by the Chairman, Vice Chairman, President or Chief Financial Officer of such party.

         IN WITNESS WHEREOF, the parties have caused this Reorganization Agreement between Summit Bancorp. and NSS Bancorp, Inc. to be executed in counterparts by their duly authorized officers on this 17th day of June, 1998.

                                            SUMMIT BANCORP.


                                     By:  _________________________________
                                           T. Joseph Semrod
                                           Chairman and Chief Executive Officer

                                            NSS BANCORP, INC.


                                     By:  _________________________________
                                           Robert T. Judson
                                           President and Chief Executive Officer

C:\DOCS\M&A\PATRIOT\AGR-COP3.

                                                                       EXHIBIT A


          [RESERVED FOR PLAN OF MERGER PURSUANT TO SECTION 1.01(a)(2)]

                                                                       EXHIBIT B


     An executed  copy of Exhibit B is filed  herewith as Exhibit 10 (b) to this
Schedule 13D.

                                                                       EXHIBIT C

                           POST-SIGNING DOCUMENT LIST

                                  INSTRUCTIONS


1.     Copies of documents rather than originals should be delivered.

2. The requested information and documents should be provided by NSS Bancorp, Inc. ("NSS") and by all subsidiaries of NSS unless an item refers by name to a specific entity, in which case the information and documents may be furnished solely by the named entity. References to "the Corporation" means NSS and each of its subsidiaries.

3. The information and documents should be provided separately by each entity. Please do not mix information or documents from one entity with that of another. Please clearly segregate materials when delivering them to Summit.

4. Please mark each item of information and each document furnished pursuant to this List in the upper right corner with the letter and number of the item in this List to which it corresponds.

5. Send all information and documentation requested herein to the attention of Dennis A. Williams, Senior Vice President and Group Counsel, Summit Bancorp., 301 Carnegie Center, Princeton, New Jersey 08543.

6. To the extent you believe an item of information or document was furnished pursuant to a NSS Schedule under the Reorganization Agreement between NSS and Summit, please indicate all such items of information and documents on a list, cross-referencing the item from this List to the appropriate NSS Schedule.

                           POST-SIGNING DOCUMENT LIST

A.   LEGAL

     1. Original Certificate or Articles of Incorporation or Articles of Association, as appropriate, certified by Secretary.
     2.   All Amendments to Certificate or Articles of Incorporation or
          Articles of Association, as appropriate, certified by Secretary.
     3.   Current By-Laws and any Amendments certified by Secretary.
     4.   Copies of Annual Reports to Shareholders (6 years).
*    5.   Original Minute Books containing all minutes of Shareholder, Director and Committee meetings.
*    6.   Original Stock Certificate Records.
     7.   (Reserved)
     8. List of any outstanding options, warrants, presently exercisable rights, buyout arrangements, voting trusts, or liens affecting the Corporation's stock, with copies of pertinent documentation and details of any such arrangements.
     9. Documentation of all long-term (over one year) indebtedness or credit lines of the Corporation including guarantees and other contingent liabilities in excess of $50,000.
     10. List of all officers, directors, and holder of 1% or more of stock of the Corporation showing:
                  a)   Full name.
                  b)   Titles.
                  c)   Number of Shares of Stock held.
*    11.  List of all shareholders with addresses and holdings.
     12. Address and description of each office and whether building is owned or leased.
     13.  As to any land and  buildings  owned,  provide  most recent  available accounting or tax schedules reflecting any of the following: the original cost, date of acquisition, age of building, depreciation rates used and allowed by the Internal Revenue Service, depreciation reserve, net book value, and property and other taxes currently being paid for each building. To the extent available, provide copies of: title papers, title insurance policies, abstracts, title opinions, appraisals, surveys and all agreements relating to or affecting the
          real  property.   List  mortgages,   and,  to  the  extent  available,
          encumbrances and liens of all kinds.
     14. List of real estate acquired as salvage on uncollected loans and "other real estate owned" - address and date acquired, loan value, most recent appraised value.
     15. List all facilities financed with tax-exempt financing. Specify whether the facility is owned or leased and, if leased, the percentage of space in the facility under lease. Please provide all documentation relating to the tax-exempt financing and all documents relating to the facility currently in force or in effect.
     16. Leases for current premises, whether as tenant or landlord, and any prior premises for which the Corporation retains liabilities. List of any directors or officers with whom the Corporation has a lease.


*    Not to be delivered; to be made available for examination on site.

     17. Leases for all leased equipment with annual rentals over $50,000, including, but not limited to:

                  a)   Alarm system
                  b)   Telephone system
                  c)   Computers
                  d)   Office equipment
     18.  All  maintenance   contracts  with  annual  costs  exceeding  $50,000,
          including but not limited to:
                  a)   Equipment
                  b)   Cleaning
     19. All contracts with advertising agencies and contracts or commitments for media.
     20. All agreements, registrations or other filings relating to trademarks, trade names, copyrights, licenses, patents or other proprietary rights, including books or articles authorized by officers and other employees.
     21. Agreements for the purchase of materials or supplies involving payments in excess of $50,000 per year or for more than one year.
     22. Agreements for the performance of services involving payments in excess of $50,000 per year or for more than one year related to the business, including but not limited to:
                  a)   Messenger Service
                  b)   Mortgage Servicing
                  c)   Data Processing
                  d)   BankCard Servicing
                  e)   Automated Teller Machines Networks
                  f) Insurance, annuities, mutual fund or securities sales or brokerage g) Credit Life & A & H
     23. All contracts or commitments for capital expenditures involving payments in excess of $50,000.
     24. All contracts or options to purchase or sell any real or personal property.
     25. All contracts, agreements, consultant arrangements, retainers, or written or oral commitments (other than those relating to normal customer transactions) currently in effect not listed above in Insurance or Personnel Lists, including but not limited to lawyers, accountants, actuaries, insurance agents or brokers involving payments in excess of $50,000 per year or for more than one year.
     26. List of all lawsuits, claims, proceedings or arbitrations involving customers, federal or state government agencies, departments or bureaus, insurance carries or others affecting the Corporation or its
          officers  and  employees,   whether   current  or  past  but  not  yet
          conclusively terminated or barred by the statue of limitations, whether as plaintiff, defendant or third party, providing:
                  a)   a full statement of the issues involved,
                  b)   nature of the litigation
                  c)   amount involved or maximum total liability or recovery
                         involved,
                  d)   court or other body where matter is to be heard, docket
                         number and date of last filing.
                  e)   last available reply to accountants or opinion of counsel
                         as to the probable outcome of such litigation,
                  f)   availability of insurance coverage, if any.

     NOTE:     The following may be excluded:

                  (i) Actions by the Corporation to collect loans made in the ordinary course of business where the principal amount is less than $50,000 and there are no counterclaims.
                  (ii)     Actions against the Corporation
                           (A) for personal injuries where there is adequate insurance coverage and the claim is less than $50,000. Provide a list reflecting the aggregate exposure for deductibles under insurance policies for claims of $50,000 or less. (B) for losses due to alleged check processing errors (forged signatures, stop payment missed, etc.) where the alleged loss is less than $2,500 per claimant.

     27. All filings with Comptroller of the Currency, Federal Reserve Board, Federal Financial Institutions Examination Counsel, FDIC, Office of Thrift Supervision, and all other regulatory agencies (including but not limited to Forms FFIEC-003 and FFIEC-004, F-2, F-3, F-4 and F-20, FDIC insurance premium reports, and Call Reports with all supplements, for all interim and full-year periods from 1/l/95 to date).
     28. All written policies and procedures governing operation of business including loan policies.
     29. All pricing schedules made available to customers for service charges, etc. and product brochures in effect currently and for last two years.
     30.  All advertising materials used in the last two years.
     31.  All standard purchasing forms.
     32.  All agreements with competitors.
     33. List of all relationships between (i) NSS and (ii) Summit and its officers, directors and affiliates, including without limitation:
                  a)   Loans; and
                  b)   Purchases or sales of products or services (except from
                         public utility companies).
     34. Director and officer Questionnaires for directors and executive officers for last 2 years.
     35.  Any covenants not to compete affecting officers or employees of NSS
     36.  CRA public file.
     37.  CRA Small Business Data (3 years)
     38.  BSA Compliance Program
     39.  Most recent Consumer Affairs Examination Report
     40.  Insider loan compliance procedures.
     41.  List of insiders (Regulation O).
     42.  List of related interests (as defined in Regulation O).
     43.  Correspondent bank list (as defined in Regulation O).
     44.  Reports of executive officer indebtedness in excess of $100,000.
     45.  Records relating to insider overdrafts.
     46. Copy of Home Mortgage Disclosure Statements (Regulation C) for 3 years.
     47. All filings by the Corporation with the SEC for the period specified below, including but not limited to:
                  Registration Statements - 6 years
                  Proxy Statements - 6 years
                  Statements under Section 16(a) of the Securities Exchange Act of 1934 - 1 year Reports on Forms 10-K, 10-Q and 8-K - 3 years

                  SEC Forms 13G, 13D and MSD - 3 years
                  Other - 3 years
           including all Exhibits and Amendments to the foregoing.
     48. List of any unregistered sales of securities (including private placements) in the last 6 years and applicable exemptions and opinions of counsel.
     49. All applications to and filings with the NASD in the last 3 years, other than those supplied in response to item A.47.

B.   PERSONNEL

     1.   Corporation's Table of organization.
*    2.   List of all officers and directors of the Corporation, showing:
                  a) Full name.
                  b) Titles.
                  c) Date of birth.
                  d) Current salary, bonus and other compensation, and method of calculation and payment.
                  e) Salary, bonus and other compensation for 1996, 1997 and to date.
                  f) Date of first employment and any gaps in service.
     3.   All employment contracts.
     4. All pension and retirement plans and IRS rulings and opinions of counsel thereon.
     5.   All bonus plans.
     6.   All deferred compensation plans.
     7. All profit-sharing plans and IRS rulings and opinions of counsel thereon.
     8.   All stock option plans.
     9.   All dividend reinvestment plans and stock purchase plans.
     10.  All annuity plans.
     11.  All stock award plans.
     12. All actuarial and trustees reports for pension, profit-sharing and other benefit plans for 3 years.
     13. Summaries of separate payment arrangements for terminated or retired employees.
     14.  Summaries of strategies regarding healthcare:
           - cost management
           - employee contributions
     15. Statements of Investment Policy and summaries of investment strategies for Pension, 401(k), and Profit Sharing Plans, etc.
     16. Loan Agreements and special trust agreements for leveraged benefits (e.g. ESOP, etc.)
     17. Consulting or servicing agreements, for consulting services and outsourced services.
     18. List of all employee benefits in force, with copies of all relevant documentation, including plan documents, trust agreements, funding arrangements, summary plan descriptions benefits or policy manuals, insurance policies, etc., and a schedule or agents or brokers, expiration date, premiums paid and claims made during the last three years, including but not limited to:


                  a)    Pension, bonus, profit-sharing, stock option,
                         stock purchase and annuity plans.
                  b)    Medical plans i.e., Blue Cross-Blue Shield, Major
                         Medical, Health Maintenance organizations, commercial health insurance policies.
                  c)    Dental plans.
                  d)    Vacation policy.
                  e)    Education reimbursement policy.
                  f)    Short-term disability.
                  g)    Long-term disability.
                  h)    Sick day policy.
                  i)    Emergency leave policy.
                  j)    Grievance policy.
                  k)    Employee discount policy.

                  1)    Life insurance.
                  m)    Business travel accident insurance.
                  n)    Personal accidental death and disability insurance.
                  o)    Salary continuation program.
                  p)    Retirement policy.
                  q)    AD&D
                  r)    Dependent Life
                  s)    Spending Accounts
                  t)    Employee Assistance Policy
                  u)    Adoption Policy
                  v)    Work/life initiatives
                  w)    Employee referral policy
* 14. List of unemployment compensation claims and results for 3 prior years and current year.
     15. All hiring procedures and policies, including methods of solicitation of applicants, media or agencies used, nepotism policy, etc.
     16. Information regarding who prepares payroll and all contracts regarding payroll preparation.
     17. Informal pension, consulting, or benefits continuance arrangements with retired employees.


*    Not to be delivered; to be made available for examination on site.

C.   INSURANCE

     1. Copies of all Liability Insurance Contracts and applications and insurance company audits for current and three prior years, including but not limited to:
                  a)   Comprehensive General Liability.
                  b)   Auto Liability.
                  c)   Umbrella Liability.
                  d)   Worker's Compensation.
     2. List of paid and open Liability claims for current and 6 prior years, indicating:
                  a) Type of claim and whether open or closed.
                  b) Amount of loss or claim (paid and incurred).
                  c) Date of occurrence.
                  d) Description of occurrence.

     3.   List of self-insured or non-insured risk program.

     4.   Any written safety programs.

   * 5. Copies of latest loss prevention inspections and reports on all liability, fire/loss prevention, worker's compensation exposures.

     6. Copies of OSHA Summary Accident Reports for current and 3 prior years, along with citations, fines assessed and cost of compliance.

     7. Complete copies of all property insurance policies for current and 3 prior years including:

                  a)  Bank Real and Personal Property, Fire & Extended
                      Coverage, All-Risk Coverage including Flood & Earthquake.
                  b)  Boiler and Machinery.
                  c) Mortgage Properties/Forced Placed/Foreclosed/Other Real Estate Owned.
                  d)  Trust Properties.
                  e)  Aircraft and/or Watercraft Coverages
     8. List of all paid and open Property losses for current and 6 prior years, indicating:
                  a)  Type of claims and whether open or closed.
                  b)  Amount of loss or claim (paid and incurred)
                  c)  Date of loss.
                  d)  Description of loss.
                  e) Address where loss occurred, Bank location/mortgage property/OREO/Trust
     9.   Copies of latest fire/loss prevention inspection reports.
     10. Complete copies of all other insurance coverages with applications and loss history for current and 3 years prior
                  a)    Fidelity Bond and Computer Crime Coverages
                        (6 year history).
                  b)    Directors & Officers Liability.
                  c)    Professional Liability, i.e. Bankers Professional,
                        Trust Errors & Omissions, EDP Errors & Omissions, Insurance Agents Errors & Omissions, etc.
                  d)    Mail Insurance.
                  e)    Loss Instrument Bonds.
                  f) Miscellaneous Bonds, i.e. Performance, Maintenance, Securities Transfer Agents (STAMP).
                  g)    Mortgage Impairment/Errors & Omissions Coverage

                  h)    Kidnap/Ransom
                  i) ERISA/Pension Trust/Fiduciary Coverage
     10.  Description of Risk Management Information System
     11.  List of Insurance Agent & Broker contracts.
     12.  Summaries of litigation involving general liability coverage.


*    Not to be delivered; to be made available for examination on site.

D.   ACCOUNTING AND TAX

     1. Access to 1996, 1997 and 1998 general ledger.
     2. Federal tax returns of Corporation for 4 years.
     3. State sales, use, income and personal property tax returns for 4 years.
     4. Certified balance sheets and income statements of NSS for 4 prior years, and most recent period available, including accountant's reports.
*    5. All audit reports of IRS in last 4 years.
     6. All audit reports of state taxing authorities in last 4 years.
     7. List setting forth status of all open tax returns, noting status of each years return, i.e., whether liability settled, not yet determined or in controversy. Status of all claims for refund.
     8. List of all bank accounts in other banks with:
                  a) copy of most recent statement and reconciliation to general ledger.
                  b)   copy of bank account resolution.
                  c)   copy of current signature cards.
     9. List of all loans to Corporation officers, directors, employees, and members of their families currently outstanding or made during the past three years, including cash advances or payments or personal expenses not reimbursed within 30 days in excess of $1,000, including the following information:
                  a)   Loan date.
                  b)   Amount.
                  c)   Term.
                  d)   Interest rate.
                  e)   Highest outstanding balance.
                  f)   Current balance.
                  g) Has the loan been in default and is it currently in default? If yes, details.
* 10. Verification of current payment of all estimated tax for NSS, withholding and FICA for employees.
     11. List all commissions or other payments made to obtain business.
     12. List of all contingent liabilities and assets, whether recorded or unrecorded in excess of $50,000.
     13. Schedule showing date and amount of each dividend paid since 1/l/95.
     14. List of loan commitments greater than $50,000.
     15. List of bank obligations other than deposits and deposit liabilities greater than $50,000.
     16. List of transactions over past 2 years greater than $25,000 with officers, directors and employees.
     17. List of bankruptcy accounts.


*    Not to be delivered; to be made available for examination on site.

E.   AUDIT

     1.    Management letters issued by independent CPA for prior year.
     2.    Internal Audit Reports for 1 year

F.   CREDIT RISK MANAGEMENT   (To the extent it is not practicable to deliver
                               may be made available on site)

     1.    Most recent Federal and State safety and soundness exam
     2. All latest Board approved Loan Policies and Risk Management Policies including Appraisal, Real Estate, OREO, and all Lines of Business.
     3.    Lending Philosophy - copy of the companies culture statement
     4. Concentrations - standards and specialties such as Healthcare, etc. supported by latest quarterly reporting
     5.    Last Quarterly Portfolio Stratification and Trend Analysis
     6.    Loan Grading Methodology and Stratification
     7.    Financial Statement requirements for underwriting
     8.    Credit Investigation and Analysis process
     9.    Credit Underwriting process and standards
             -  Credit files - composition and structure
     10.   Documentation process and standards
                  a) Fee philosophy
                  b) House documents and dollar threshold
                  c) Insurance standards
     11.   Participation/Syndication - copy of latest quarterly report
                  a) Shared National Credits
                  b) HLT Reports
     12.   Problem Asset Management Standards
                  a) Identification
                  b) Notification
                  c) Assignment
                  d) Management (LMS System) Watchlist
                  e) Approval
                  f) Reporting requirements
                  g) Delinquency - copy of latest quarterly report
                  h) Non-Performing Assets - copy of latest quarterly report
                        -  NPL's by size
                        -  NPL's by type
                  i) Accrued interest on NPL
                  j) Budget for NPA's
                  k) List of TDR's
                  l) Charge offs/Recoveries - copy of latest quarterly report
                  m) ALLR - methodology and copy of latest report

                  n) Listing of Loans 90 days past due - copy of latest
                     quarterly report broken down by product/line of business.
     13.   Off Balance Sheet Activities - copy of latest quarterly report
     14.   International Activities - Sovereign Risk
     15.   Domestic and Foreign Bank (Reg F) - copy of latest Board reporting
     16.   Residential Mortgage - loan standards, commitments and outstandings
     17.   Installment - loan standards, commitments and outstandings
             - Dealerships - commitments and outstandings, copy of latest quarterly report
     18.   Corporate Finance standards, commitments and outstandings
     19.   FDICIA 304 - copy of latest Board reporting
     20.   Reg O - copy of latest Board reporting
     21.   Approval Process and Authorities for Lending Authority
     22.   Environmental Standards
     23.   Appraisal
           a)   Copy of approved appraisal listing
           b)   Process for Commercial and Residential Appraisals
                  -  Pending litigation involving valuation issues
     24.   Real Estate Standards
     25.   Personal Property - copy of standards
     26.   Hold Limits - copy of standards
     27.   Outside Counsel methodology and process
     28.   Privity Standards
     29.   SIC Reports and Methodology - copy of latest quarterly reporting
     30.   Counterparty Risk - latest assessment of risk profile
     31. Leasing - standards, outstandings and commitments and copy of latest quarterly report
     32. Large Corporation standards, outstandings and commitments latest quarterly report
     33. Correspondent Banking standards, outstandings and commitments and copy of latest quarterly report
     34. Asset Based Lending standards, outstandings and commitments and copy of latest quarterly report
     35. Exception to Policy - process and copy of latest report and methodology
     36.   OREO Accounting process and copy of latest quarterly report

                                                                     EXHIBIT D-1




                        Name of Affiliate:


   Summit Bancorp.
   301 Carnegie Center
   P.O. Box 2066
   Princeton, New Jersey 08543

   Gentlemen:

         This letter agreement is being entered into pursuant to the terms of the Reorganization Agreement, dated June __, 1998 (the "Reorganization Agreement"), between Summit Bancorp. ("Summit") and NSS Bancorp, Inc. ("NSS"), which provides, among other things, for the reorganization of NSS with and into Summit (the "Reorganization") and the conversion at the Exchange Ratio provided for in the Reorganization Agreement of shares of the common stock, par value $.01 per share, of NSS ("NSS Common Stock") outstanding at the Effective Time (as defined in the Reorganization Agreement) held in the aggregate by each NSS Shareholder into whole shares of the Common Stock, par value $.80 per share, of Summit (the "Summit Common Stock") and cash in lieu of a fractional share of Summit Common Stock.

         Shares of NSS Common Stock owned on the date hereof or at any time hereafter solely, jointly or in a custodial or other representative capacity by me, by a minor child of mine, by a relative sharing the same household as me, or by an entity (for example, trusts, estates, partnerships, corporations, charitable organizations, foundations) I control, whether such shares are owned directly (of record) or indirectly (through a bank, broker or other nominee), and any other shares of NSS Common Stock over which I or such other persons or entities hold investment or voting powers, either alone or with others, are referred to collectively herein as the "NSS Shares". Shares of Summit Common Stock to be received in exchange for the NSS Shares are referred to collectively herein as the "Summit Shares".

         I have been advised that, in the opinion of counsel, I may be deemed to be, at the time the Reorganization is submitted for a vote of the shareholders of NSS, an "affiliate" of NSS as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act") and that the Reorganization Agreement requires that persons so characterized make the representations, warranties, covenants and agreements set forth below as a condition to Summit closing the Reorganization.

         Capitalized terms used herein but not specifically defined herein shall have the meaning ascribed to them in the Reorganization Agreement.



                                      D-1-1

         In consideration of the premises, I represent, warrant, covenant and agree as follows:

         A. I will not make or permit any sale, transfer or other disposition of the Summit Shares, or make or permit any offer to sell, transfer or otherwise dispose of the Summit Shares, in violation of the Act or the Rules and Regulations.

         B. I have been advised that the issuance of the Summit Shares pursuant to the Reorganization has been registered with the SEC pursuant to a registration statement under the Act. However, I have also been advised that a distribution of the Summit Shares has not been registered under the Act and that, because I may be deemed to be, at the time the Reorganization is submitted for a vote of the shareholders of NSS, an "affiliate" of NSS, I may not make or permit any sale, transfer or other disposition of any of such Summit Shares unless and until (i) an offer and sale of such Summit Shares has been registered under the Act, (ii) such disposition of such Summit Shares is made in conformity with Rule 145 under the Act, or (iii) an exemption from registration, in the written opinion of counsel acceptable to Summit, is available with respect to such disposition of such Summit Shares. In the event of a transfer of Summit Shares permitted by this Agreement, I agree that I will obtain, and deliver to you a copy of, an agreement substantially similar to this agreement from each transferee of the Summit Shares who, in the written opinion of counsel acceptable to Summit, may not under the Act dispose of the Summit Shares so transferred without registration under the Act.

         C. I understand that Summit is under no obligation to register the sale, transfer or other disposition of the Summit Shares or to take any other action necessary in order to make compliance with an exemption from registration available.

         D. I understand that stop transfer instructions may be given to Summit's transfer agent with respect to the Summit Shares and that there may be placed on the certificates for such Summit Shares, or any substitutions therefor, a legend stating in substance:

        The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may not be sold, transferred, or otherwise disposed of unless pursuant to (i) an effective registration statement under the Securities Act of 1933, (ii) Rule 145 or (iii) an exemption from registration under the said Act which is available in the opinion of counsel acceptable to Summit Bancorp.

         The legend set forth above and any similar legend placed on any share certificate issued upon the transfer of any of the Summit Shares will be removed by delivery of substitute certificates without such legend if the undersigned, or any person who acquired, directly or indirectly, such Summit Shares, shall have delivered to Summit a copy of a letter from the staff of the SEC, or a written opinion of counsel acceptable to Summit, to the effect that the restrictions on sale, transfer or other disposition referred to in this letter are no longer necessary under the Act or otherwise in order to effect such sale, transfer or other disposition pursuant to law.

         E. I will vote all of the NSS Shares I now own of record or have voting control with


                                      D-1-2
   respect to or hereafter acquire, in favor of the Reorganization (as such Reorganization may be effected pursuant to Section 1.01(a)(1), (2) or (3) of the Reorganization Agreement) at the meeting of shareholders of NSS to be called for the purpose of approving the Reorganization (the "Meeting"). In addition, I will not vote any of my NSS Shares in favor of any other merger or sale of all or substantially all the assets of NSS to any person other than Summit or its affiliates until the termination of the Reorganization Agreement or abandonment of the Reorganization by the mutual agreement of NSS and Summit, whichever comes first, nor will I transfer my NSS Shares unless the transferee, prior to such transfer, executes a voting agreement with respect to the transferred shares substantially to the effect of this agreement and satisfactory to Summit.

           F. By reason of my knowledge and experience in financial and business matters and in my capacity as a director and/or executive officer of a financial institution, believe myself capable of evaluating the merits and risks of the potential investment in Summit Common Stock contemplated by the Reorganization Agreement. I further acknowledge having reviewed the Reorganization Agreement and its attachments and that reports, proxy statements and other information with respect to Summit filed with the Securities and Exchange Commission (the "Commission") were, prior to my execution of this agreement, available for inspection and copying at the Offices of Commission and that Summit delivered the following such documents to NSS:

           (a) Summit's Annual Report on Form 10-K for the year ended December 31, 1997; and (b) Summit's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

           G. Summit agrees, by accepting this letter, (a) that for a period of two years after the Effective Time (or such shorter period as may be permitted by amendments to Rule 145) and thereafter until three months after I have ceased to be an affiliate of Summit and so long as Summit has equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, Summit will make available with respect to itself "adequate current public information" as defined in paragraph (c) of Rule 144 of the Rules and Regulations under the Act.

           I have carefully read this letter and, to the extent I felt necessary, discussed with my counsel the requirements of this letter and its impact upon the ability to dispose of the NSS Shares and the Summit Shares.


   Accepted this      day of       , 199__              Very truly yours,
   by Summit Bancorp.


   By:                                                  Signature
   Name:
   Title:                                               Printed Name
                                                        Dated as of    , 199__




                                      D-1-3

                                                                     EXHIBIT D-2


                           Name of Affiliate:


   Summit Bancorp.
   301 Carnegie Center
   P.O. Box 2066
   Princeton, New Jersey 08543

   Gentlemen:

         This letter agreement is being entered into pursuant to the terms of the Reorganization Agreement, dated June __, 1998 (the "Reorganization Agreement"), between Summit Bancorp. ("Summit") and NSS Bancorp, Inc. ("NSS"), which provides, among other things, for the reorganization of NSS with and into Summit (the "Reorganization") and the conversion at the Exchange Ratio provided for in the Reorganization Agreement of shares of the common stock, par value $.01 per share, of NSS ("NSS Common Stock") outstanding at the Effective Time (as defined in the Reorganization Agreement) held in the aggregate by each NSS Shareholder into whole shares of the Common Stock, par value $.80 per share, of Summit (the "Summit Common Stock") and cash in lieu of a fractional share of Summit Common Stock.

         Shares of NSS Common Stock owned on the date hereof or at any time hereafter solely, jointly or in a custodial or other representative capacity by me, by a minor child of mine, by a relative sharing the same household as me, or by an entity (for example, trusts, estates, partnerships, corporations, charitable organizations, foundations) I control, whether such shares are owned directly (of record) or indirectly (through a bank, broker or other nominee), and any other shares of NSS Common Stock over which I or such other persons or entities hold investment or voting powers, either alone or with others, are referred to collectively herein as the "NSS Shares". Shares of Summit Common Stock to be received in exchange for the NSS Shares are referred to collectively herein as the "Summit Shares".

         I have been advised that, in the opinion of counsel, I may be deemed to be, at the time the Reorganization is submitted for a vote of the shareholders of NSS, an "affiliate" of NSS as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act") and that the Reorganization Agreement requires that persons so characterized make the representations, warranties, covenants and agreements set forth below as a condition to Summit closing the Reorganization.

         Capitalized terms used herein but not specifically defined herein shall have the meaning ascribed to them in the Reorganization Agreement.


                                      D-2-1

         In consideration of the premises, I represent, warrant, covenant and agree as follows:

         A. I will not make or permit any sale, transfer or other disposition of the Summit Shares, or make or permit any offer to sell, transfer or otherwise dispose of the Summit Shares, in violation of the Act or the Rules and Regulations.

         B. I have been advised that the issuance of the Summit Shares pursuant to the Reorganization has been registered with the SEC pursuant to a registration statement under the Act. However, I have also been advised that a distribution of the Summit Shares has not been registered under the Act and that, because I may be deemed to be, at the time the Reorganization is submitted for a vote of the shareholders of NSS, an "affiliate" of NSS, I may not make or permit any sale, transfer or other disposition of any of such Summit Shares unless and until (i) an offer and sale of such Summit Shares has been registered under the Act, (ii) such disposition of such Summit Shares is made in conformity with Rule 145 under the Act, or (iii) an exemption from registration, in the written opinion of counsel acceptable to Summit, is available with respect to such disposition of such Summit Shares. In the event of a transfer of Summit Shares permitted by this Agreement, I agree that I will obtain, and deliver to you a copy of, an agreement substantially similar to this agreement from each transferee of the Summit Shares who, in the written opinion of counsel acceptable to Summit, may not under the Act dispose of the Summit Shares so transferred without registration under the Act.

         C. I understand that Summit is under no obligation to register the sale, transfer or other disposition of the Summit Shares or to take any other action necessary in order to make compliance with an exemption from registration available.

         D. I understand that stop transfer instructions may be given to Summit's transfer agent with respect to the Summit Shares and that there may be placed on the certificates for such Summit Shares, or any substitutions therefor, a legend stating in substance:

        The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may not be sold, transferred, or otherwise disposed of unless pursuant to (i) an effective registration statement under the Securities Act of 1933, (ii) Rule 145 or (iii) an exemption from registration under the said Act which is available in the opinion of counsel acceptable to Summit Bancorp.

           The legend set forth above and any similar legend placed on any share certificate issued upon the transfer of any of the Summit Shares will be removed by delivery of substitute certificates without such legend if the undersigned, or any person who acquired, directly or indirectly, such Summit Shares, shall have delivered to Summit a copy of a letter from the staff of the SEC, or a written opinion of counsel acceptable to Summit, to the effect that the restrictions on sale, transfer or other disposition referred to in this letter are no longer necessary under the Act or otherwise in order to effect such sale, transfer or other disposition pursuant to law.



                                      D-2-2

           E. Summit agrees, by accepting this letter, (a) that for a period of two years after the Effective Time (or such shorter period as may be permitted by amendments to Rule 145) and thereafter until three months after I have ceased to be an affiliate of Summit and so long as Summit has equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, Summit will make available with respect to itself "adequate current public information" as defined in paragraph (c) of Rule 144 of the Rules and Regulations under the Act.

           I have carefully read this letter and, to the extent I felt necessary, discussed with my counsel the requirements of this letter and its impact upon the ability to dispose of the NSS Shares and the Summit Shares.


   Accepted this      day of      , 199__         Very truly yours,
   by Summit Bancorp.



   By:                                            Signature
   Name:
   Title:                                         Printed Name
                                                  Dated as of           , 199__


                                      D-2-3

                                                                       EXHIBIT E

                         FORM OF OPINION OF NSS COUNSEL
                            PURSUANT TO SECTION 7.05




   Summit Bancorp.
   301 Carnegie Center
   Princeton, New Jersey 08543-2066

   Gentlemen:

   This opinion is rendered to you pursuant to Section 7.05 of the Reorganization Agreement, dated June__, 1998 (the "Reorganization Agreement"), between NSS Bancorp, Inc. ("NSS" or the "Company") and Summit Bancorp. ("Summit"), which Reorganization Agreement provides, among other things, for the reorganization (the "Reorganization") of NSS with and into Summit and the issuance, in accordance with the Exchange Ratio provided for in the Reorganization Agreement, of whole shares of the Common Stock, par value $ .80 per share, of Summit (the "Summit Common Stock") and cash in lieu of fractional shares of Summit Common Stock in exchange for outstanding shares of the Common Stock, $.01 par value, of NSS (the "NSS Common Stock"). In consideration of the Reorganization Agreement, NSS and Summit entered into a Stock Option Agreement dated June __, 1998 pursuant to which, among other things, NSS granted Summit a stock option with respect to shares of NSS Common Stock (the "Option Agreement").

   Capitalized terms used but not defined herein shall have the same meanings herein as ascribed to them in the Reorganization Agreement.

   We have acted as counsel to the Company in connection with the preparation, authorization, execution and delivery of the Reorganization Agreement and the Option Agreement and the consummation of the transactions contemplated by the Reorganization Agreement, including the preparation of the registration statement, as amended (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-4 of Summit (No. 333- _______), and the proxy statement of NSS included in the Registration Statement (the "NSS Proxy Statement").

   In so acting, we have made inquiries of certain of the officers and representatives of the Company and its subsidiaries with respect to various matters contained in the Reorganization Agreement, the Option Agreement and the Registration Statement, and have examined and relied upon originals, certified or photostatic or facsimile copies of the Reorganization Agreement, the Option Agreement and such corporate records, agreements, documents and other instruments, and such certificates or the comparable documents of public officials and of such directors, officers and representatives of the Company and its subsidiaries as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

   In such examination, we have assumed, without independent verification, the genuineness and authenticity of all signatures, the authenticity of all documents submitted to us as originals, the legal capacity of all natural persons and the conformity to original documents of documents submitted to us as certified or facsimile or photostatic copies and the authenticity of the originals of facsimile or photostatic copies. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Reorganization Agreement. We have also assumed, without independent verification, the due authorization, execution, and delivery (other than the due authorization, execution and delivery by the Company) of all documents, the due authorization, execution and delivery of which are prerequisites to the effectiveness of such documents, and that such documents constitute legal, valid and binding obligations of the parties thereto (other than the Company).

   Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

   1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Connecticut and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, as described in the Registration Statement.

   2. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified cannot be cured and such failure would have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole.

   3. The Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

   4. The authorized capital stock of NSS consists of xx,xxx,xxx shares of Common Stock, each of $.01 par value, and x,xxx,xxx shares of Preferred Stock, $.01 par value, and as of the date of the Reorganization Agreement xx,xxx,xxx shares of NSS Common Stock and ____ shares of NSS Preferred Stock were issued and outstanding, ________ shares of NSS Common Stock were held in the treasury of NSS, _______ shares of NSS Preferred Stock were reserved for issuance under the NSS Bancorp, Inc. Shareholder Rights Plan and ________ shares of NSS Common Stock were reserved for issuance in connection with the NSS Stock Plans. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, and non-assessable, with no personal liability attaching to the ownership thereof, except as the owners thereof may be liable by reason of their own conduct or acts or under general equity principles, and have not been issued in violation of any preemptive rights. Since the date of the Reorganization Agreement, to the best of our knowledge, no Equity Securities of NSS have been issued except for the stock option granted to Summit in the Option Agreement and the NSS Common Stock reserved for issuance as of such date which may have been issued in connection with the NSS Stock Plans. Except as set forth above in this paragraph 4 and except for the Option Agreement, director and employee stock options outstanding under the NSS Stock Plans, NSS Common Stock issuable in connection with the NSS Stock Plans, and NSS Preferred Stock issuable under the NSS Shareholder Rights Plan, to the best of our knowledge, there are no other Equity Securities of NSS outstanding, in existence, the subject of an agreement or reserved for issuance.

   5. NSS Bank ("Bank") has been duly incorporated and is validly existing as a capital stock savings bank in good standing under the laws of the State of Connecticut and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, as described in the Registration Statement. Each other subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, as described in the Registration Statement.

   6. Bank is an insured depository institution under the Federal Deposit Insurance Act, as amended.

   7. All the outstanding capital stock of Bank and each subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable, with no personal liability attached to the ownership thereof, except as the owners thereof may be liable by reason of their own conduct or acts or under general equity principle, has not been issued in violation of any preemptive rights, and, as of the date hereof, to the best of our knowledge, no options covering capital stock of any subsidiary of the Company, warrants to purchase or contracts to issue capital stock of any subsidiary of the Company, or any other contracts, rights (including preemptive rights), commitments or convertible securities entitling anyone to acquire from the Company or any subsidiary of the Company or obligating any of them to issue any capital stock, or securities convertible into or exchangeable for any shares of capital stock thereof, are outstanding, in existence, or the subject of an agreement. The Company owns all the capital stock of Bank and each subsidiary of the Company free and clear of any perfected security interest and, to the best of our knowledge, any other security interest, lien, claim, limitation on voting rights, option, or other encumbrance.

   8. To the best of our knowledge, there are no outstanding contractual obligations of the Company or any subsidiary to repurchase, redeem, or otherwise acquire any outstanding shares of capital stock or other ownership interests of any subsidiary of the Company or to provide funds or to make any investment (in the form of a loan, capital contribution or otherwise), in any subsidiary or any other entity.

   9. The Company has the corporate power and authority to enter into the Reorganization Agreement and the Option Agreement and to carry out the transactions contemplated thereby; the Reorganization Agreement and the Option Agreement have been validly authorized, executed and delivered by the Company; the consummation of the transactions contemplated by the Reorganization Agreement, including the Reorganization, and the Option Agreement have each been duly authorized by all necessary corporate action on the part of the Company and its shareholders and (assuming the due authorization, execution and delivery thereof by Summit) the Reorganization Agreement and the Option Agreement each constitute a valid and binding agreement of the Company.

   10. The execution and delivery of the Reorganization Agreement and the Option Agreement and the performance thereof by the Company and the consummation of the Reorganization did not and will not violate, fail to comply with, conflict with, give rise to rights under, result in the breach of, or constitute a default under, give rise to a claim or right of termination, cancellation, revocation of or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the rights, permits licenses, assets or properties material to the Company and its subsidiaries taken as a whole, or any of its subsidiaries, or upon any of the capital stock of the Company or any of its subsidiaries, or constitute an event that could, with the lapse of time, action or inaction by the Company or any of its subsidiaries or a third party, or the giving of notice and failure to cure, result in any of the foregoing, under any of the terms, conditions or provisions, as the case may be, of: (a) the Certificate of Incorporation, By-laws or Shareholder Rights Plan of the Company, (b) any Federal law of the United States of America or any law of the State of Connecticut, (c) to the best of our knowledge, any rule, ruling, determination, ordinance or regulation of or agreement with any governmental or regulatory authority, (d) to the best of our knowledge, any judgment, order, writ, award, injunction or decree of any court or governmental authority issued in any proceeding to which the Company or any of its subsidiaries is or was a party or by which the Company or any of its subsidiaries or any of their assets or properties are bound or committed, or (e) to the best of our knowledge, any material note, bond, mortgage, indenture, lease, policy of insurance or indemnity, license, contract, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or any of their assets or properties are bound or committed, other than any such violations, conflicts, breaches, defaults or accelerations the consequences of which do not or will not, in the aggregate, have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole, or enable any person to enjoin the transactions contemplated by the Reorganization Agreement. No consent, approval, waiver, license or authorization or other action by or filing with any Federal or Connecticut governmental authority is required in connection with the execution and delivery by the Company of the Reorganization Agreement or Option Agreement or the consummation by the Company of the transactions contemplated thereby, including the Reorganization, except for (i) the filing of an appropriate Certificate of Reorganization as provided in the Reorganization Agreement, (ii) such filings and other actions as may be required by Federal or state securities laws and the rules and regulations thereunder (to which we are not opining), and (iii) those already obtained.

   11. To the best of our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company that relates to any of the transactions contemplated by the Reorganization Agreement or is material to the financial condition of NSS and its subsidiaries, taken as a whole.

   12. To the best of our knowledge, there are no persons who may be deemed to be affiliates of the Company for purposes of Rule 145 under the Securities Act who may receive shares of Summit Common Stock in the Reorganization and who are not named in the opinion delivered to the Company pursuant to Section
   4.11 of the Reorganization Agreement.

   13. The NSS Proxy Statement (except for the financial statements and the notes thereto, the financial statement schedules and the other financial, statistical and accounting data included, incorporated by reference or deemed incorporated by reference in the NSS Proxy Statement, as to which we express no opinion), but only insofar as the Company and its business, the Reorganization Agreement and the transactions contemplated thereby, including the Reorganization, and the Option Agreements are described in the NSS Proxy Statement, complies as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder and the documents incorporated by reference in the Registration Statement pursuant to
   Part I.C. of Form S-4 under the Securities Act (except for the financial statements and the notes thereto and the financial statement schedules and other financial, statistical and accounting data included, incorporated by reference or deemed incorporated by reference, as to which we express no opinion) when filed with the Securities and Exchange Commission complied as to form in all material respects with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

   We have participated in conferences with officers and other representatives of the Company and Summit, representatives of the independent public accountants for the Company and Summit and counsel for Summit, at which conferences the contents of the Registration Statement and the NSS Proxy Statement and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the NSS Proxy Statement, no facts have come to our attention that lead us to believe that the Registration Statement, on the effective date thereof, insofar as the Company and its business, the Reorganization Agreement and the transactions contemplated thereby, including the

   Reorganization, and the Option Agreement are described therein, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or that the NSS Proxy Statement, on the date thereof or on the date hereof, insofar as the Company and its business, the Reorganization Agreement and the transactions contemplated thereby, including the Reorganization, and the Option Agreement are described therein, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included, incorporated by reference or deemed incorporated by reference in the Registration Statement or the NSS Proxy Statement).

   Please be advised that, where any statement is stated herein as being "to the best of our knowledge" the statement refers to actual knowledge (or knowledge based upon the above-referenced certificates) and conscious awareness of facts or other information of the primary lawyer group of this firm which was actively involved in the transactions contemplated in the Reorganization Agreement, in the preparation of the documents involved and this opinion letter. We have not independently verified the accuracy of such statement but intend to advise you that in the course of our representation as counsel to the Company and, in particular, our participation in the preparation, authorization, execution and delivery of the Reorganization Agreement and the Option Agreement and in the preparation of the Registration Statement and the NSS Proxy Statement, nothing has come to our attention that leads us to believe, and we do not believe, that the matter is other than as stated therein. In addition, please be advised that our opinion with respect to the valid and binding nature of the Reorganization Agreement and the Option Agreement is subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws presently or hereafter in effect affecting the enforcement of creditors' rights and remedies generally or institutions the deposits of which are insured by the Federal Deposit Insurance Corporation (the "FDIC"), and the affiliates of such institutions, and by equitable principles limiting the right to obtain specific performance or other similar equitable relief (regardless of whether such enforceability is considered in a proceedings in equity or at law) the discretion of a court in ordering specific performance or other equitable remedies, and to general principles of equity (regardless of whether questioned in a proceeding at law or in equity).

   The opinions herein are limited to the Federal laws of the United States and the corporate and banking laws of the State of Connecticut and we express no opinion as to the effect on any matter covered by this opinion of the laws of any other jurisdiction.

   This opinion is being furnished to, and is solely for the benefit of, Summit and is not to be quoted, used, circulated, published or disseminated, otherwise referred to in any documents, filed with any governmental agency, entity or person, or relied upon by any agency, entity or person other than Summit, without our prior written consent.

                                Very truly yours,

                                                                       EXHIBIT F

                            OPINION OF SUMMIT COUNSEL
                            PURSUANT TO SECTION 8.05


   NSS Bancorp, Inc.
   48 Wall Street
   Norwalk, Connecticut 06852


   Gentlemen:

       This opinion is rendered to you pursuant to Section 8.05 of the Reorganization Agreement, dated June __, 1998, (the "Reorganization Agreement"), between NSS Bancorp, Inc. ("NSS") and Summit Bancorp. ("Summit" or the "Company"), which Reorganization Agreement provides, among other things, for the reorganization (the "Reorganization") of NSS with and into Summit and the issuance, in accordance with the Exchange Ratio provided for in the Reorganization Agreement, of whole shares of the Common Stock, par value $.80 per share, of Summit (the "Summit Common Stock") and cash lieu of fractional shares of Summit Common Stock in exchange for outstanding shares of the Common Stock, $.01 par value, of NSS (the "NSS Common Stock"). In consideration of the Reorganization Agreement, NSS and Summit entered into a Stock Option Agreement dated June __, 1998 pursuant to which, among other things, NSS granted Summit a stock option with respect to shares of NSS Common Stock (the "Option Agreement").

       Capitalized terms used but not defined herein shall have the same meanings herein as ascribed to them in the Reorganization Agreement. As used herein, it is intended that "material" be determined with reference to Summit and its subsidiaries considered as one enterprise.

       I am Executive Vice President, General Counsel and Secretary of the Company and have served as counsel to the Company and in connection with the preparation, authorization, execution and delivery of the Reorganization Agreement, the Option Agreement and the consummation of the transactions contemplated thereby, including the preparation of the registration statement, as amended, under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-4 of Summit (No. 333-xxxx), and the prospectus of Summit included therein (the registration statement, together with the prospectus of Summit included therein, is referred to as the "Registration Statement").

       In so acting, I have made inquiries of certain of the officers and representatives of the Company and its subsidiaries with respect to various matters contained in the Reorganization Agreement, the Option Agreement and the Registration Statement, and have examined and relied upon originals, certified or photostatic or facsimile copies of the Reorganization Agreement, the Option Agreement and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of the public officials and of such directors, officers and representatives of the Company and its subsidiaries as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

       In such examination I have assumed, without independent verification, the genuineness and authenticity of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of all natural persons and the conformity to original documents of documents submitted to me as certified or facsimile or photostatic copies and the authenticity of the originals of facsimile or photostatic copies. As to all questions of fact material to this opinion that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Reorganization Agreement. I have also assumed, without independent verification, the due authorization, execution and delivery (other than due authorization, execution and delivery by the Company) of all documents, the due authorization, execution and delivery of which are prerequisites to the effectiveness of such documents, and that such documents constitute legal, valid and binding obligations of the parties thereto (other than the Company).

        Based on the foregoing and subject to the qualifications stated herein, I am of the opinion that:

       1. Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, as described in the Registration Statement.

       2. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified cannot be cured and such failure would have a material adverse effect on the Company and its subsidiaries taken as a whole.

       3. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

       4. The authorized capital stock of the Company consists of 6,000,000 shares of Preferred Stock, without par value, and 390,000,000 shares of Common Stock, par value $.80 per share, and, as of May 31, 1998 xxx,xxx,xxx shares of Summit Common Stock were issued and outstanding and 1,500,000 shares of Series R Preferred Stock were reserved for issuance pursuant to Summit's Shareholder Rights Plan. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, and non-assessable, with no personal liability attaching to the ownership thereof, except as the owners thereof may be liable by reason of their own conduct or acts or under general equity principles, and have not been issued in violation of any preemptive rights.

       5. Each of the bank subsidiaries of Summit has been duly incorporated and is validly existing as a bank in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, as described in the Registration Statement.

       6. Each of the bank subsidiaries of Summit is an insured depository institution under the Federal Deposit Insurance Act, as amended.

       7. All the issued and outstanding capital stock of each of the bank subsidiaries of Summit has been duly and validly issued and is fully paid and nonassessable and, to the best of my knowledge, the Company owns, directly or indirectly, all such capital stock, and other Equity Securities of each of Summit's bank subsidiaries. Such stock is owned free and clear of any perfected security interest and, to the best of my knowledge, any other security interest.

       8. The Company has the corporate power and authority to enter into the Reorganization

   Agreement and the Option Agreement and to carry out the transactions contemplated thereby; the Reorganization Agreement and the Option Agreement have been validly authorized, executed and delivered by the Company; the consummation of the transactions contemplated by the Reorganization Agreement, including the Reorganization, and the Option Agreement have each been duly authorized by all necessary corporate action on the part of the Company and (assuming the due authorization, execution and delivery thereof by NSS) the Reorganization Agreement and the Option Agreement each constitute the valid and binding agreement of the Company. In the event Summit elects to effect the Reorganization as a merger pursuant to Section 1.01(a)(2), upon the due and valid approval of the Reorganization Agreement by the Board of Directors and sole shareholder of SummitSub and its execution and delivery, assuming due execution and delivery by each of the other parties hereto, the Reorganization Agreement will be a valid and binding agreement of SummitSub enforceable in accordance with its terms except as such enforcement may be limited by applicable principles of equity, and by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws of general applicability presently or hereafter in effect affecting the enforcement of creditors' rights generally or institutions, the deposits of which are insured by the Federal Deposit Insurance Corporation, or the affiliates of such institutions.

       9. The execution and delivery of the Reorganization Agreement and the Option Agreement and the performance thereof by the Company and the consummation of the Reorganization did not and will not violate, fail to comply with, conflict with, give rise to rights under, result in the breach of, or constitute a default under, give rise to a claim or right of termination, cancellation, revocation of or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any rights, permits, licenses, assets or properties material to the Company and its subsidiaries, taken as a whole, or upon any of the capital stock of the Company or constitute an event that could, with the lapse of time, action or inaction by the Company or a third party, or the giving of notice and failure to cure, result in any of the foregoing, under any of the terms, conditions or provisions, as the case may be, of: (a) the Restated Certificate of Incorporation, By-Laws or Shareholder Rights Plan of the Company (b) any Federal law of the United States of America or any law of the State of New Jersey or the Commonwealth of Pennsylvania, (c) to the best of my knowledge, any rule, ruling, determination, ordinance or regulation of or agreement with any governmental or regulatory authority, (d) to the best of my knowledge, any judgment, order, writ, award, injunction or decree of any court or governmental authority issued in any proceeding to which the Company is a party or by which the Company or any of their assets or properties are bound or committed, or (e) to the best of my knowledge, any material note, bond, mortgage, indenture, lease, policy of insurance or indemnity, license, contract, agreement or other instrument to which the Company is a party or by which either of them or any of their assets or properties are bound or committed, other than any such violations, conflicts, breaches, defaults or accelerations the consequences of which do not or will not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or enable any person to enjoin the transactions contemplated by the Reorganization Agreement or the Option Agreement. No consent, approval, waiver, license or authorization or other action by or filing with any Federal or New Jersey or Pennsylvania governmental authority is required in connection with the execution and delivery by the Company of the Reorganization Agreement or Option Agreement or the consummation by the Company of the transactions contemplated thereby, including the Reorganization, except for (i) the filing of an appropriate Certificate of Reorganization as provided by the Reorganization Agreement, (ii) such filings and other actions as may be required by Federal or state securities laws and the rules and regulations thereunder, and (iii) those already obtained.

       10. The Summit Common Stock to be issued pursuant to the Reorganization Agreement has been duly authorized for issuance pursuant to the Reorganization Agreement and, when issued and delivered by the Company pursuant to the Reorganization Agreement, will be validly issued, fully paid and nonassessable. The issuance of the Summit Common Stock under the Reorganization Agreement is not subject to any preemptive rights under the Company's Restated Certificate of Incorporation or By-Laws or, to the best of my knowledge, any agreement by which the Company is bound.

       11. The Registration Statement is effective under the Securities Act and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Securities and Exchange Commission.

       12. The Registration Statement (except for the financial statements and the notes thereto, the financial statement schedules and the other financial, statistical and accounting data included, incorporated by reference or deemed incorporated by reference in the Registration Statement, as to which I express no opinion) but only insofar as the Company and its business and the Reorganization Agreement, the Option Agreement and the transactions contemplated thereby, including the Reorganization, are described therein, comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder. The documents filed by Summit with the Securities and Exchange Commission (the "Commission") and incorporated by reference in the Registration Statement pursuant to Part I.B. of Form S-4 under the Securities Act (except for the financial statements and the notes thereto and the financial statement schedules and other financial, statistical and accounting data included, incorporated by reference or deemed incorporated by reference, as to which I express no opinion) when filed with the Commission complied as to form in all material respects with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

       I or members of my staff have participated in conferences with officers and other representatives of the Company and NSS, representatives of the independent public accountants for the Company and NSS and counsel for NSS, at which conferences the contents of the Registration Statement and related matters were discussed, and, although I have not independently verified and am not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, no facts have come to my attention (either directly or indirectly after inquiries directed to members of my staff) that lead me to believe that the Registration Statement, on the effective date thereof contained, or on the date hereof contains, insofar as the Company and its business and the Reorganization Agreement, the Option Agreement and the transactions contemplated thereby, including the Reorganization, are described therein, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that I express no view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included, incorporated by reference or deemed incorporated by reference in the Registration Statement).

       Please be advised that, where any statement is stated herein as being "to the best of my knowledge," the statement refers to my actual knowledge (or knowledge based upon the above-referenced certificates) and my conscious awareness of facts or other information. I have not independently verified the accuracy of such statement but intend to advise you that in the course of my duties as Executive Vice President, General Counsel and Secretary of the Company and, in particular, my participation in the preparation, authorization, execution and delivery of the

   Reorganization Agreement and the Option Agreement and in the preparation (together with members of my staff) of the Registration Statement, nothing has come to my attention (with respect to the Registration Statement, either directly or indirectly after inquiries directed to my staff) that leads me to believe, and I do not believe, that the matter is other than as stated herein. In addition, please be advised that my opinion with respect to the valid and binding nature of the Reorganization Agreement and the Option Agreement is subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws presently or hereafter in effect affecting the enforcement of creditors' rights and remedies generally or institutions the deposits of which are insured by the Federal Deposit Insurance Corporation, and the affiliates of such institutions, and by equitable principles limiting the right to obtain specific performance or other similar equitable relief (regardless of whether such enforceability is considered in a proceeding in equity or at law), the discretion of a court in ordering specific performance or other equitable remedies, and to general principles of equity (regardless of whether questioned in a proceeding at law or in equity).

       The opinions herein are limited to the Federal laws of the United States and the corporate and banking laws of the State of New Jersey and the Commonwealth of Pennsylvania, and I express no opinion as to the effect on any matter covered by this opinion of the laws of any other jurisdiction.

       This opinion is not to be quoted or otherwise referred to in any documents or filed with any governmental agency, entity or person or relied upon by any agency, entity or person other than the addressee, without my prior written consent.


                                            Very truly yours,